UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMERISERV FINANCIAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT
AMERISERV FINANCIAL, INC.
P.O. BOX 430
JOHNSTOWN, PENNSYLVANIA 15907-0430

To Be Held July 23, 2026. Mailed to Security Holders on or about June 8, 2026.

AmeriServ Financial, Inc.
P. O. Box 430
Johnstown, Pennsylvania 15907-0430
NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
To Our Shareholders:
NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Shareholders and any adjournments or postponements thereto (the “Annual Meeting”) of AmeriServ Financial, Inc. (the “Company”) is scheduled to be held virtually on July 23, 2026 at 1:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/ASRV2026.
At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:
1.
the election of three Class I director nominees of the Company’s board of directors (the “Board”), each to serve until the 2029 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been duly elected and qualified (Matter No. 1);

2.	an advisory vote to approve the compensation of the named executive officers of the Company (Matter No. 2);
3.	the ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Matter No. 3); and
4.	such other business as may properly come before the meeting or any adjournment thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of 2026 Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the three director candidates named in the accompanying proxy statement and a vote “FOR” each of Matters Nos. 2 and 3 on the enclosed proxy card. The proxy statement and proxy card are first being made available to shareholders on or about June 8, 2026.
Only shareholders of record of the Company at the close of business on May 8, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this Notice of 2026 Annual Meeting of Shareholders may be taken without further notice to shareholders, unless required by law or the Company’s Amended and Restated Bylaws (the “Bylaws”).
Your vote is very important. All shareholders as of the Record Date are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can submit your proxy by accessing the Internet site described on the proxy card or voting instruction form provided to you or completing, signing, and dating the proxy card or voting instruction form and returning it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. You can complete and submit the enclosed proxy card or voting instruction form even if your shares were sold after the Record Date. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting virtually.
If your shares of common stock are held in a brokerage account or by a bank or other nominee (i.e., your shares are held in “street name”), then you will receive voting instructions from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker, bank, or other nominee to vote your shares on the proxy card.
This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board.

Sharon M. Callihan
Corporate Secretary
Johnstown, Pennsylvania
June 8, 2026

IMPORTANT NOTICE REGARDING
INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDERS MEETING TO BE HELD VIRTUALLY ON
JULY 23, 2026.
This Notice of 2026 Annual Meeting and proxy statement, proxy card and
2025 annual report to shareholders are available at: www.proxyvote.com.
Information on this website, other than the proxy statement, is not part of the proxy statement.
Please complete, sign, date and return the enclosed proxy card in the envelope provided or grant a proxy and give voting instructions over the Internet, so that you may be represented at the Annual Meeting.
Instructions are on your proxy card or on the voting instruction form provided by your broker, bank, or other nominee.
*******************
The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the
Appendices, carefully and in their entirety.
If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor:
Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.Sodali.com
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held Virtually on July 23, 2026:
Our proxy statement on Schedule 14A, proxy card, and 2025 Annual
Report on Form 10-K are available at: www.proxyvote.com.

AMERISERV FINANCIAL, INC. P.O. Box 430
Johnstown, Pennsylvania 15907-0430
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2026

GENERAL
Introduction
This proxy statement is being furnished to shareholders of AmeriServ Financial, Inc., referred to in this document as “we,” “our,” “us,” “ASRV” or the “Company,” in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company to be voted at the 2026 Annual Meeting of Shareholders or any adjournments or postponements thereto (the “Annual Meeting”) scheduled to be held virtually at 1:30 p.m., Eastern Time, on July 23, 2026 at www.virtualshareholdermeeting.com/ASRV2026. Shareholders as of record at the close of business on May 8, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting.
AmeriServ Financial, Inc. is the holding company for AmeriServ Financial Bank, which does business under the name AmeriServ Financial and may be referred to as the “Bank” throughout this document.
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
1.	The election of three Class I directors to the Board, each to serve until the 2029 annual meeting of shareholders or until their respective successor is elected and qualified;
2.	The approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement; and
3.	The ratification of the appointment of S.R. Snodgrass P.C. (“Snodgrass”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.
Shareholders may also consider any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Information regarding the election of directors and other proposals is included in this proxy statement. Shareholders should carefully read this proxy statement. The first date on which this proxy statement and the enclosed proxy card are being sent to the shareholders of the Company is on or about June 8, 2026.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US
WITH YOUR PROXY CARD OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE.
Cautionary Statements Regarding Forward-Looking Information
Any statements included in this proxy statement that pertain to future financial and business matters are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The Company uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” “targets,” and similar expressions to identify forward-looking statements. Any such statements are based on the Company’s current expectations and are subject to numerous risks, uncertainties, and other unpredictable or uncontrollable factors that could cause future results to differ materially from those expressed in the forward-looking statements. The risks, uncertainties, and other unpredictable or uncontrollable factors are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the heading “Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and its subsequent filings with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks, uncertainties, and other factors, the forward-looking matters discussed in this proxy statement may not occur and readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak only as of the date of this proxy statement and the Company undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement, except as may be required by law.
Websites
Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

FIRST QUARTER 2026 FINANCIAL UPDATE
The Company’s 2025 Annual Report and Form 10K are included in this proxy mailing package. These documents provide a thorough review of the Company’s 2025 financial performance along with business line updates and discussion regarding the Company’s strategic direction. Since the Company’s first quarter 2026 Earnings Release and Form 10Q have also recently been filed, we thought that it was appropriate to provide some summary comments regarding our more current financial performance.
The Company reported net income of $1.8 million or $0.11 earnings per share (EPS) for the first quarter of 2026. Our net income was down 6.0% from the first quarter of 2025 where net income totaled $1.9 million or $0.12 EPS. Our Company achieved positive operating leverage in the first quarter of 2026 as our total revenue increased at a faster rate than our total non-interest expense. The increase in total revenue was caused by meaningful improvement in net interest income because of effective balance sheet management. Specifically, our net interest margin increased by 25 basis points from the first quarter of 2025 leading to an $897,000 increase in net interest income, which is important since this category represents approximately 73% of our total revenue. Our Company is well positioned for organic growth in 2026 as we have strong liquidity and solid capital. We will continue to diligently focus on both revenue growth and expense control to further improve the Company’s operating efficiency in 2026.
SHAREHOLDER ENGAGEMENT AND OUTREACH
We view regular shareholder engagement as an important component of strong corporate governance. Through regular dialogue on matters such as strategy, governance and executive compensation, we seek to better understand shareholder perspectives and enhance our practices. Our executive team maintains consistent outreach to both current and prospective shareholders, and the feedback received is shared with the Board and incorporated into our strategic decision-making.

2025 Post Annual Meeting Shareholder Engagement Outreach Efforts
Percent of Outstanding Shares Contacted: 53%	Percent of Outstanding Shares Engaged: 33%

Key topics discussed with shareholders following the 2025 Annual Meeting included our governance practices, board composition and the alignment of executive compensation with shareholder interests. These discussions inform Board oversight and decision-making, while reinforcing our commitment to ongoing engagement and responsiveness to shareholder feedback.
Key themes and summary feedback can be found in the table below:

Key Themes and Summary of Feedback
Governance Practices
What we heard: Investors sought to understand the evolution of our governance provisions in alignment with peers and best-in-class governance standards, as well as the Board’s oversight of strategy.
Our Response:
Over the past few years, we have implemented several governance enhancements, including eliminating cumulative voting in director elections and amending bylaws to provide for a market-standardized proxy access proposal.

Starting in 2026, we are taking steps to formalize our shareholder engagement program and provide more robust disclosure of our shareholder feedback and engagement efforts in our proxy.

On a regular basis, the Board reviews our governance practices and policies, including our classified Board structure and capital allocation strategies.

Board Composition
What we heard: Investors asked about ongoing Board refreshment efforts and how the Board seeks to balance institutional knowledge with fresh perspectives.
Our Response:
Board refreshment efforts have been intentional in adding relevant expertise to our strategy and areas of growth, such as Directors with finance and labor union experience, as well as expertise in evolving topic areas, such as cyber security, data privacy, and regulatory matters.

Executive Compensation

What we heard:
Investors noted their preference for clearly defined metrics and targets in short- and long-term compensation plans, as well as interest in understanding how the Board plans to evaluate shareholder feedback via ‘Say-on-Pay” results of the 2025 Annual Meeting.

Our Response:
The Compensation/Human Resources Committee regularly reviews our short- and long-term incentive programs to ensure alignment with strategic objectives, business drivers, and long-term shareholder value creation, while supporting executive retention. The Committee also recently engaged Pearl Meyer as its independent compensation consultant to assess the alignment of compensation metrics and performance targets with the Company’s strategy and shareholder interests.

We recognize that “Say-on-Pay” results have been low since 2023, stemming from a lack of disclosure of shareholder feedback in subsequent years’ proxies to respond to the low support. Our understanding is that the continued low vote outcome is not reflective of our compensation structures or a pay for performance misalignment but instead stems from a lack of disclosure on shareholder engagement on the issue. This low vote support compounded in subsequent years, although investors generally agreed that our pay and performance were aligned in 2024 and 2025.

Compensation topics were a specific focus of our shareholder engagement efforts this year, and we leveraged these conversations to solicit shareholder perspectives on the topic.

Strategic Partnership with SB Value Partners
What we heard: Investors inquired about our strategic partnership with SB Value Partners, including the scope of the partnership and how we are working together.
Our Response:
In January 2026, we announced an expanded relationship with SB Value Partners with an amended consulting agreement, reflecting our strengthened strategic partnership and an expanded scope of services. SB Value has deep expertise and experience scaling wealth management businesses locally, regionally, and nationally. Our partnership with SB Value Partners includes a focus on improving operational efficiency across our bank platform, supporting business development in Trust and Wealth Management, and assisting with other strategic initiatives.

INFORMATION ABOUT THE ANNUAL MEETING
Why did I receive these materials?
You are receiving these materials because, as a shareholder, the Company is soliciting your vote on matters to be considered at the upcoming Annual Meeting. The notice, this proxy statement, and the accompanying proxy card were first sent or given to shareholders on or about June 8, 2026. Please read this proxy statement and vote your shares by mailing the attached proxy card, voting online at www.proxyvote.com, by telephone at 1-800-690-6903, or on the Meeting Website during the Annual Meeting. The Board has appointed Jeffrey A. Stopko and David A. Finui, or either of them (the “Proxy Holders”), with power of substitution, to vote all properly-executed proxies received from shareholders entitled to vote at the Annual Meeting or at any adjournment, continuation, or postponement of the Annual Meeting.
When and where is the Annual Meeting?
The Annual Meeting will be held on July 23, 2026, at 1:30 p.m., Eastern Time, via live audio cast at www.virtualshareholdermeeting.com/ASRV2026 (the “Meeting Website”). There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person. To virtually attend the Annual Meeting, visit the Meeting Website and enter the shareholder control number found on your proxy card or voting instruction form, as applicable.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, you should call the technical support number that will be posted on the login page of the Meeting Website.
Who is soliciting this proxy?
Solicitation of proxies is made on behalf of the Board. The cost of soliciting proxies, including preparing, assembling and mailing the proxy statement, form of proxy card and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual shareholders’ use of the Internet or telephone, and postage. In addition to the solicitation by electronic communications and/or by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.
Who is entitled to vote?
Shareholders of record as of the close of business on the Record Date (May 8, 2026) may vote at the Annual Meeting. At the close of business on the Record Date, there were 16,964,267 shares of the Common Stock issued and outstanding and eligible to vote at the Annual Meeting.
What is the difference between a registered shareholder and a beneficial owner?
If your shares are registered in your name in the records of our transfer agent, Computershare Limited (“Computershare”), you are a “registered shareholder,” also sometimes called a shareholder of record. If you are a registered shareholder, we sent the notice directly to you.
If your shares are held in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner.” The notice should have been forwarded to you by your broker, bank, or other holder of record, who is considered the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote your shares by following the voting instructions included in the mailing.

How do I vote?
If you are a registered shareholder, meaning you hold your shares in your own name as a holder of record, you may vote by attending the Annual Meeting on the Meeting Website, or you can vote by proxy and instruct the Proxy Holders named in the enclosed proxy card how to vote your shares. If you are the record holder of your stock, you can vote by proxy in three ways:
1.	By telephone at 1-800-690-6903;
2.	Via internet at www.proxyvote.com; or
3.
By mail by completing and signing the enclosed proxy card and returning it promptly in the enclosed envelope (requiring no postage if mailed in the United States). Please make certain you mark, sign, and date your proxy card as instructed on the proxy card prior to mailing.

All valid proxies received and not revoked prior to the Annual Meeting will be voted in accordance with your instructions. If you are a beneficial owner, meaning your shares are held by a brokerage firm, bank, or other nominee (i.e., in “street name”), you should receive directions from your bank or broker that you must follow in order to have your shares voted.
Who may virtually attend the Annual Meeting and what else is required for admittance?
Only shareholders of the Common Stock on the Record Date may attend the Annual Meeting. To be admitted to the Meeting Website, you must enter the shareholder control number found on your proxy card or voting instruction form, as applicable. You may vote your shares and ask questions during the Annual Meeting by following the instructions available on the Meeting Website. We encourage you to access the Meeting Website prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access to the Meeting Website will be available starting fifteen minutes before the start of the Annual Meeting.
Will my shares be voted if I do not sign and return my proxy card?
If a shareholder of record signs and returns the accompanying proxy card, but does not make any selections, the Board’s appointed Proxy Holders will have discretion to vote the shareholder’s shares on behalf of the shareholder at the Annual Meeting as recommended by the Board.
If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine. Matter No. 1 (election of directors) and Matter No. 2 (“say-on-pay” advisory vote) are non-routine matters. Matter No. 3 (ratification of the appointment of independent registered accounting firm) is a routine matter. If a shareholder’s bank or broker does not receive the shareholder’s instructions on how to vote the shareholder’s shares on a non-routine matter, the shareholder’s bank or broker will inform the Company it does not have the beneficial owner’s authority to vote on the non-routine matter. In these cases, the broker, bank, or other holder of record can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules. We encourage beneficial shareholders to provide voting instructions to the bank, broker, or agent holding their shares by carefully following the instructions in the notice provided by the shareholder’s bank, broker, or agent.
YOUR VOTE IS IMPORTANT. Please submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your Proxy Holders will vote your shares as you have directed.
How do I change my vote or revoke my proxy if I wish to do so?
Shareholders of record can revoke their proxy at any time before their shares are voted at the Annual Meeting by: (1) delivering a written revocation of their proxy to the Company’s Secretary; (2) submitting a later-dated proxy (or voting instruction form if they hold their shares in street name); or (3) voting on the Meeting Website during the Annual Meeting. Shareholders who are beneficial owners should follow the instructions provided by their respective broker or bank to change their vote.

What is the required quorum to hold this Annual Meeting?
As of the Record Date, 16,964,267 shares of the Common Stock were outstanding and entitled to vote. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter will constitute a quorum for the purposes of such matter. Abstentions or “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker or bank holding shares for a beneficial owner does not vote on a particular matter because the broker or bank does not have discretionary voting authority to vote on the proposal, and the beneficial owner has not provided voting instructions.
How will SB Value Partners, L.P. (“SB Value”) vote its shares at this Annual Meeting?
Pursuant to the SB Value Cooperation Agreement (which is defined below on page 39), SB Value has agreed to vote all shares of the Common Stock beneficially owned as of the Record Date by it at each annual or special meeting of shareholders of the Company in accordance with the recommendation of the Board, except that SB Value may vote in its sole discretion on any proposal relating to an Extraordinary Transaction (as defined in the SB Value Cooperation Agreement). Accordingly, SB Value is required to vote “FOR” each of the three director candidates named in this proxy statement, “FOR” each of Matter Nos. 2 and 3 described in this proxy statement.
May shareholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question, you may do so in two ways. To ask a question in advance of the Annual Meeting, you may log into www.proxyvote.com and enter your shareholder control number and use the Submit a Question for Management box. Alternatively, you will be able to submit questions live during the Annual Meeting through the Q&A box by accessing the Meeting Website. After the formal business of the Annual Meeting has concluded and adjourned, the chair of the Annual Meeting and the Chief Executive Officer will answer questions from shareholders during the designated question and answer (“Q&A”) period of the Annual Meeting agenda.
In order to give as many shareholders as possible the opportunity to ask questions, we ask that questions are succinct and cover only one topic per question. Up to three minutes will be allocated to read and respond to each question that we are able to answer during the Annual Meeting. The Q&A session will continue until all relevant questions have been answered, subject to time constraints.
Shareholders’ views, constructive comments, and criticisms are welcome, but the Company will not address questions that are:
•	Irrelevant to the business of the Company or to the business of the Annual Meeting
•	Related to material non-public information of the Company
•	Repetitious of prior questions or statements from others
•	Derogatory references to individuals that are in bad taste
•	Related to personal grievances
•	In furtherance of a shareholder’s personal or business interests, which are not matters of interest to shareholders generally
•	Out of order or not otherwise suitable for the conduct of the Annual Meeting
If there are any matters of individual concern to a shareholder or questions that are not answered, they may be raised separately after the Annual Meeting by contacting Investor Relations at (814) 533-5310 or Jstopko@ameriserv.com.
Who will pay for the solicitation of proxies?
The costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly and mailing of this proxy statement, the proxy card, the notice of the 2026 Annual Meeting of Shareholders and any additional information furnished to shareholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.
We have engaged Sodali & Co. to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $35,000 in total.
Who should I call if I have questions or need assistance voting my shares?
If you have questions about the Annual Meeting, would like additional copies of this proxy statement or need assistance voting your shares, requests should be directed as described below:
Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.Sodali.com
What proposals will be acted upon at the Annual Meeting, and what number of votes is needed for the proposals to be adopted?

Matter	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstention?	Effect of Broker Non-Votes(1)
1. Election of Class I directors for a 3-year term	Majority of Votes Cast (as described below)	No	No effect	No effect

2. Advisory vote on compensation of our named executive officers	Majority of Votes Cast	No	No effect	No effect

3. Ratification of the appointment of S.R. Snodgrass P.C. as Independent Registered Public Accounting Firm	Majority of Votes Cast	Yes	No effect	Not applicable, as this is a routine matter

(1)
Under NYSE rules, Matter No. 3 is considered a “routine” proposal on which brokers are permitted to vote in their discretion, even if the beneficial owners do not provide voting instructions. However, each of Matter No. 1 and Matter No. 2 are not considered to be routine matters and brokers will not be entitled to vote on these proposals unless beneficial owners provide voting instructions. Accordingly, broker non-votes will not be counted toward the tabulation of votes on Matter No. 1 and Matter No. 2.

Election of Directors. Generally, each person who is nominated to stand for election as director, whether such nomination is proposed by the Company or a shareholder, shall, as a condition to such nomination, tender an irrevocable resignation in advance of the meeting for the election of directors. Such resignation will be effective if, pursuant to the Bylaws, (i) the person does not receive a majority of the votes cast at the next meeting of shareholders held for the election of directors that is not a contested meeting of shareholders, and (ii) the Board accepts the resignation. For purpose of the Bylaws, a contested meeting of shareholders is any meeting of shareholders for which (a) the Secretary of the Company receives from a shareholder an advance notice indicating that such shareholder intends to propose at least one candidate for election as a director at a meeting of shareholders which notice is in compliance with the advance notice requirements for shareholder nominees for director set forth in the Bylaws and (b) such notice of nomination has not been withdrawn by such shareholder on or before the tenth (10th) calendar day before the Company files its definitive proxy statement for such meeting with the SEC (regardless of whether or not such proxy statement is thereafter revised or supplemented).
If, at an uncontested meeting of shareholders, any nominee for election to the Board receives a plurality of the votes cast, but does not receive a majority of the votes cast, the nominating and corporate governance committee will make a recommendation to the Board on whether to accept the director’s resignation or whether other action should be taken.

The nominating and corporate governance committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director not receiving a majority of the votes cast will not participate in the Committee’s recommendation or the Board’ decision regarding the tendered resignation. The independent members of the Board will consider the nominating and corporate governance committee’s recommendation and publicly disclose (by means of a press release, a filing with the SEC or other broadly disseminated means of communication) the Board’s decision and the basis for that decision within ninety (90) calendar days from the date of the certification of the final election results. If less than two members of the nominating and corporate governance committee are elected at a meeting for the election of directors, the independent members of the Board who were elected shall consider and act upon the tendered resignation. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until a successor is duly elected, or the earlier of resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of the Bylaws or may decrease the size of the Board pursuant to the Bylaws. For purposes of the Bylaws, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “against” with respect to that director’s election. For the avoidance of doubt, votes cast shall not include abstentions.
Advisory Vote on Named Executive Officer Compensation. We are required to submit Matter No. 2 to shareholders for a non-binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve, on a non-binding basis, Matter No. 2. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 2. While the vote on Matter No. 2 is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding the compensation of our named executive officers.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of votes cast by shareholders at the Annual Meeting is required to approve Matter No. 3. Abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Matter No. 3. If shareholders ratify the selection of Snodgrass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.
What is the Board’s recommendation for voting on these proposals?
The Board recommends a vote:
•	FOR the three Class I director nominees
•	FOR the advisory vote to approve the compensation of our named executive officers
•	FOR the ratification of the appointment of S.R. Snodgrass P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026
What are my options for voting on these proposals?
A shareholder is entitled to one vote per share of stock owned on the Record Date, on each item of business presented at the Annual Meeting. Shareholders are not entitled to cumulative voting with respect to the election of directors. For the election of each of the three Class I director nominees, a shareholder may either vote “For” or “Against” or “Abstain” from voting.
For the non-binding advisory vote on the compensation of our named executive officers, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.
For the proposal to ratify the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.
Am I entitled to appraisal rights as a shareholder in connection with the matters being considered at the Annual Meeting?
No. You are not entitled to appraisal rights with respect to any of the matters being considered at the Annual Meeting.

Aside from these proposals, will any other business be acted upon at the Annual Meeting?
No. The Bylaws required shareholders to submit to the Company, by April 30, 2026, notice of all director nominations and shareholder proposals to be considered at the Annual Meeting, regardless of whether shareholders sought inclusion of their nomination or proposal in this proxy statement or intended to solicit proxies on their own. Because the Company did not receive any such notice of nominations or proposals, no other director nominations, shareholder proposals, or other matters will be considered at the Annual Meeting.
When will the voting results be announced?
The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Who should I contact if I have questions?
Sodali & Co. is assisting us with our effort to solicit proxies. If you have additional questions about this proxy statement or the Annual Meeting, or if you need assistance voting your shares, please contact our proxy solicitor:
Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders Call Toll Free: (800) 662-5200
Brokers, Banks, and Other Nominees Call Collect: (203) 658-9400
Email: ASRV@investor.Sodali.com
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE
BOARD’S CANDIDATES ON MATTER NO. 1, “FOR” MATTER NOS. 2 AND 3 USING
THE ENCLOSED PROXYCARD OR VOTING INSTRUCTION FORM.

OWNERSHIP OF COMPANY STOCK
To the best of the Company’s knowledge, the following table sets forth information regarding ownership of the Company’s outstanding common stock as of the May 8, 2026 (except as otherwise noted) by: (1) each person who is known by the Company to own beneficially more than 5% of the common stock of the Company; (2) each director, director nominee and named executive officer (“NEO”); and (3) all directors, director nominees and executive officers as a group. Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers for the securities listed. The number of shares beneficially owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, all shares to which a person has the right to acquire beneficial ownership within 60 days are considered beneficially owned by that person.

Name of Beneficial Owner	Total Number of Shares Beneficially Owned(1)	% of Class
SB Value Partners, L.P.(2)	1,645,051	9.7%
Tontine Financial Partners, L.P.(3)	1,635,677	9.6%
Brent D. Baird and Ann N. Bonte(4)	1,175,984	6.9%
Dimensional Fund Advisors LP(5)	1,153,700	6.8%

Name of Beneficial Owner	Position	Total Number of Shares Beneficially Owned(1)	% of Class
J. Michael Adams, Jr.(6)	Director, Non-Executive Chairperson of the Board	172,753	1.0%
Richard W. Bloomingdale	Director	31,897	*
Amy Bradley	Director	34,413	*
David A. Finui(7)	President of Wealth Management of AmeriServ Financial Bank	22,234	*
David J. Hickton	Director	26,164	*
Kim W. Kunkle(8)	Director, Non-Executive Vice Chairperson of the Board	247,397	1.5%
Michael D. Lynch(7)	Former Executive Vice President, Chief Financial Officer, Chief Investment Officer and Chief Risk Officer	38,892	*
Daniel A. Onorato	Director	57,650	*
Mark E. Pasquerilla(9)	Director	516,109	3.0%
Jeffrey A. Stopko(7)(10)	Director, President, Chief Executive Officer and Chief Financial Officer	189,380	1.1%
	All directors and executive officers as a group (10 individuals)(7)	1,336,889	7.9%

*	indicates ownership of < 1%
(1)
For purposes of the table, shares of common stock are considered beneficially owned by a person if such person has, or shares, voting or investment power for such stock. As a result, more than one person may beneficially own the same security and, in some cases, the same shares are listed opposite more than one name in the table. The table includes, in some cases, shares beneficially held by spouses or minor children, as to which beneficial ownership is disclaimed. The address of each director, director nominee and NEO of the Company is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

(2)	This information is based upon Amendment No. 2 to a Schedule 13D/A filed on January 8, 2026 with the SEC. The address for the foregoing is 1903 San Pedro Ave., San Antonio, TX 78212-3310.
(3)
This information is based upon Amendment No. 4 to a Schedule 13G filed on November 13, 2024 with the SEC and upon Form 13F-HR filed on May 15, 2026 with the SEC. Includes its general partner, Tontine Management, L.L.C., and Jeffrey L. Gendell, who serves as the managing member of the general partner. The address for each of the foregoing is 1 Sound Shore Drive, Suite 304, Greenwich, CT 06830-7251.

(4)	This information is based upon Amendment No. 2 to a Schedule 13D filed on January 23, 2026, with the SEC. The address for each of the foregoing is 1111 Elmwood Avenue, Unit 306, Buffalo, NY 14222.
(5)
This information is based upon Amendment No. 22 to a Schedule 13G filed on February 9, 2024 with the SEC and upon Form 13F-HR filed on May 7, 2026 with the SEC. Includes subsidiaries of Dimensional Fund Advisors LP (“Dimensional”), four investment companies to which Dimensional furnishes investment advice and certain other commingled fund, group trusts and separate accounts to which Dimensional may serve as investment manager or sub-adviser. The address for each of the foregoing is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(6)
Includes 23,897 shares of our Common Stock held in a voting trust for the benefit of his parents, of which Mr. Adams serves as voting trustee, and 50 shares of our Common Stock held on behalf of his child.

(7)
Includes shares of our Common Stock that may be acquired within sixty (60) days after the Record Date upon the exercise of presently exercisable stock options that were granted under the 2011 Stock Incentive Plan as follows:

Finui — 20,000	Lynch — 15,000	Stopko — 20,000

(8)	Includes 67,390 shares of our Common Stock held by Laurel Holdings, Inc., of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.
(9)
Includes 287,150 shares of our Common Stock held by Pasquerilla Enterprises LP, of which Mark E. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares held by the Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to a financial institution.

(10)	Includes 114,625 shares of our Common Stock held in Mr. Stopko’s 401(k) plan.

MATTER NO. 1
ELECTION OF ASRV DIRECTORS
General
Under our Articles of Incorporation, the total number of directors may be determined by either a resolution adopted by a majority vote of the directors then in office or by a resolution adopted by the shareholders at a meeting. The number of directors as of the date hereof has been set by the Board at seven who are not officers of the Company or a subsidiary or affiliate of the Company plus the President and Chief Executive Officer.
The Board, as provided in our Articles of Incorporation, is divided into three classes, each being as nearly equal in number as possible. The directors in each class serve a term of three years or until the earlier of their resignation or their respective successors have been elected and qualified. Under our Articles of Incorporation, a person who is elected to fill a vacancy on the Board will serve as a director for the remaining term of office of the class to which he or she was elected.
The Board has fixed the number of directors in Class I at three and has nominated Richard W. Bloomingdale, David J. Hickton, and Daniel A. Onorato for election as Class I directors, each of whom will serve a three-year term that will expire at the 2029 annual meeting of shareholders, or until the earlier of their resignation or their respective successors have been duly elected and qualified. The terms of the Class II and Class III directors expire in 2027 and 2028, respectively.
Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. Our management, however, has no present reason to believe that any Class I nominee will be unable to serve as a director, if elected.
The Board has determined that all current members of our Board are independent, pursuant to the listing standards of The NASDAQ Global Market (“NASDAQ”), except Mr. Stopko, the current President, Chief Executive Officer & Chief Financial Officer of the Company who is not independent by reason of his current employment relationship with the Company.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTES FOR THE
ELECTION OF THE BELOW-NAMED NOMINEES TO SERVE AS
CLASS I DIRECTORS.
Nominees and Continuing Directors
The following tables set forth as to each of the nominees for election as a Class I director and as to each of the continuing Class II and Class III directors, his or her age, principal occupation and business experience, the period during which he or she has served as a member of our Board, or an affiliate or predecessor, and their current and recent directorships in other public companies. In addition, we briefly describe the particular experience, qualifications, attributes or skills that led our Board to conclude that the person should serve as a member of our Board. There are no family relationships between any of the listed persons.
Nominees for Election as Class I Directors — Term Expires in 2029
Richard W. Bloomingdale, 73
Director since: 2023
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Bloomingdale is the recently retired President of the Pennsylvania American Federation of Labor and Congress of Industrial Organizations (“Pennsylvania AFL-CIO”), a labor federation. In addition to holding the President role for 12 years, he previously served as Secretary-Treasurer of the Pennsylvania AFL-CIO and has a more than four-decade career in labor relations. Mr. Bloomingdale graduated from the University of Arizona with a bachelor’s degree in government. The Board believes Mr. Bloomingdale’s finance and labor experience will strengthen AmeriServ’s human capital management efforts and position the Company to further expand its union business throughout Pennsylvania. Mr. Bloomingdale is a member of the audit committee, the technology committee, and the compensation/human resources committee. Mr. Bloomingdale is Chair of the Bank’s trust committee.

David J. Hickton, 70
Director since: 2023
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2017, Mr. Hickton has been the Founding Director of the Institute for Cyber Law, Policy and Security at the University of Pittsburgh, a research institute. Previously, he was the U.S. Attorney for the Western District of Pennsylvania from August 2010 until November 2016. Mr. Hickton also served as staff director and senior counsel to the House Select Subcommittee on the Coronavirus Crisis from May 2020 until June 2021. He received a bachelor’s degree from Pennsylvania State University and a J.D. from the University of Pittsburgh. The Board believes Mr. Hickton’s experience in cybersecurity, legal affairs, regulatory matters, and data security and privacy approaches will directly benefit the Company as it meets customers’ expectations for online and mobile services. Mr. Hickton is Chair of the technology committee.
Daniel A. Onorato, 65
Director since: 2020
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 2012, Mr. Onorato has been Executive Vice President, Chief Corporate Affairs Officer for Highmark Health, a health and wellness organization headquartered in Pittsburgh, Pennsylvania. Prior to joining Highmark Health, he served two terms as chief executive of Allegheny County. Prior to that, Mr. Onorato served as Allegheny County’s controller and two terms on the Pittsburgh City Council. His professional background also includes work as an attorney and certified public accountant (CPA). Mr. Onorato has a bachelor’s degree in accounting from Pennsylvania State University and a J.D. from the University of Pittsburgh. We believe that his professional experience in healthcare, government, accounting and law make Mr. Onorato a valuable addition to our Board given the areas that banking touches. Mr. Onorato is a member of the nominating/corporate governance committee, and the audit committee, on which he also serves as the Board’s designated audit committee financial expert under applicable SEC rules.
Class II Directors — Term Expires in 2027
J. Michael Adams, Jr., Esquire, 65
Director since: 2000
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Adams currently serves as Non-Executive Chairman of the Company. He also serves as Chair of the nominating/corporate governance committee. Since 2021, Mr. Adams has been Managing Member of Mike Adams & Associates, LLC, a consulting firm in law, business and government. He previously served as Chief Counsel to the Pennsylvania Department of Community and Economic Development. He received degrees from Carnegie Mellon University, BS and the University of Pittsburgh School of Law, JD. As a public company, we believe Mr. Adams’ corporate, legal, and board experience for over three decades of providing professional services are valuable to a public company in a highly regulated industry.
Mark E. Pasquerilla, 67
Director since: 1997
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: Pennsylvania Real Estate Investment Trust (“PREIT”)
Mr. Pasquerilla has been an officer and director of Pasquerilla Enterprises, LP, a Johnstown-based real estate owner and manager, and its subsidiaries since 2006. He has served as its Chief Executive Officer since 2013 and was its President from 2006 to 2013. From 1992 to 2006, Mr. Pasquerilla served as an officer and director of Crown Holding Company and its subsidiaries (Chief Executive Officer and Chairman from April 1999 to December 2006, and President from 1992 to 2006). Mr. Pasquerilla is sole member of Pasquerilla Management LLC, which incorporated in June 2019. From April 1999 until it was acquired by PREIT, a publicly-traded real estate investment trust, in November 2003, he also served as Chairman and Chief Executive Officer of Crown American Realty Trust and as a trustee. Mr. Pasquerilla had been a trustee of PREIT since 2003. Mr. Pasquerilla was Chairman of the Community Foundation for the Alleghenies from 2007 to 2025. He received a bachelor of arts from Notre Dame University and a M.S. from the London School of Economics. In connection with his work as an officer and trustee of Pasquerilla Enterprises, LP, Crown Holding

Company and PREIT, Mr. Pasquerilla has acquired substantial experience in real estate finance. Because, like most banks, ASRV has many real estate loans, we believe this experience is important to our Board. Mr. Pasquerilla is a member of the investment/ALCO committee and the nominating/corporate governance committee. Mr. Pasquerilla is Chair of the audit committee, Chair of the executive committee, and Chair of the compensation/human resources committee.
Class III Directors — Term Expires in 2028
Amy Bradley, 58
Director since: 2022
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since March 2018, Ms. Bradley has been the President and Chief Executive Officer of the Cambria Regional Chamber of Commerce, a regional business organization. Prior to that, from June 2000 to March 2018, she was director of communication and public affairs of the Conemaugh Health System, a healthcare provider in Pennsylvania. Her professional background also includes work as a television news anchor at WJAC TV. Mrs. Bradley is an adjunct instructor at the University of Pittsburgh at Johnstown where she teaches public relations. We believe that, as an accomplished community leader, Ms. Bradley has a deep understanding of the challenges and opportunities our regional businesses are facing, as well as familiarity with securing the resources needed to aid and counsel them. Ms. Bradley is a member of the audit committee and Chair of the investment/ALCO committee.
Kim W. Kunkle, 72
Director since: 1994
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Since 1984, Mr. Kunkle has served as the President and Chief Executive Officer of Laurel Holdings, Inc. (“Laurel Holdings”), which is a closely held private company with wholly owned subsidiaries involved in underground utility construction, plumbing, janitorial services, metal machining, and pipeline rehabilitation. Laurel Holdings has approximately 200 employees and sales in excess of $25 million. We believe that Mr. Kunkle’s professional experience managing a diverse organization of Laurel Holdings’ size demonstrates his ability to effectively oversee ASRV’s management as a member of the Board and continues to make valuable contributions to ASRV’s committees. Mr. Kunkle is a graduate of Duke University with a bachelor of arts in Management Science. Mr. Kunkle is Non-Executive Vice Chair of the Company and Chair of the Bank’s discount committee.
Jeffrey A. Stopko, 63
Director since: 2015
Other Current Public Company Directorships: None
Other Public Company Directorships within past 5 years: None
Mr. Jeffrey A. Stopko has been the Chief Executive Officer and President of AmeriServ Financial, Inc. since March 24, 2015, and the Chief Executive Officer and President of AmeriServ Financial Bank since February 16, 2016. He added the role of Chief Financial Officer of AmeriServ Financial, Inc. and AmeriServ Financial Bank effective May 18, 2026. Mr. Stopko served as Interim Chief Executive Officer and President of AmeriServ Financial, Inc. from January 9, 2015, until March 24, 2015. Mr. Stopko served as Executive Vice President and Chief Financial and Administrative Officer of AmeriServ Financial, Inc. from May 2010 until January 9, 2015, where he directed all administrative services to include finance, information technology, credit administration and human resources. Prior to that, Mr. Stopko served as Chief Financial Officer and Principal Accounting Officer of AmeriServ Financial, Inc. since 1997, where he directed all financial and investment activities. He guided a major corporate balance sheet restructuring at AmeriServ that reduced the risk profile and provided the foundation for improved earnings. He is a licensed Certified Public Accountant with Big Four accounting experience. Mr. Stopko is a 1984 graduate of Bucknell University with a Bachelor of Science degree in Business Administration. Mr. Stopko’s extensive banking experience coupled with his accounting experience enables him to provide the Board with insight to our operations, policies, and implementation of strategic plans. Mr. Stopko is a member of the investment/ALCO committee and the technology committee.

Delinquent Section 16(a) Reports
Based solely upon our review of the Forms 3 and Forms 4 filed by the beneficial owners of our Common Stock, we believe all reports required by Section 16(a) of the Exchange Act were filed on time, except for a purchase of Common Stock for Mr. Lynch. This related to a single transaction which was reported once the inadvertent omission was recognized.
Corporate Governance Documents
A copy of our Employee Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, our Code of Ethics for Senior Financial Officers and the charters of our audit committee, nominating/corporate governance committee, compensation/human resources committee, and investment/ALCO committee are available on our website at https://investors.ameriserv.com/corporate-information/documents and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, by e-mail at info@ameriserv.com or by calling Investor Relations at (814) 533-5310.
Board and Committees 2025
The Board has various standing committees, including an audit committee, a compensation/human resources committee, an executive committee, an investment/ALCO committee, a nominating/corporate governance committee, and a technology committee, and each committee operates under a written charter. For information regarding availability of certain of these charters, see information under the heading “Corporate Governance Documents” below. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the ASRV annual meeting of shareholders. During 2025, the Board held 14 meetings, the audit committee held 8 meetings, the executive committee held 1 meeting, the investment/ALCO committee held 4 meetings, the technology committee held 4 meetings, the compensation/human resources committee held 2 meetings, and the nominating/corporate governance committee held 2 meetings. There were 2 executive sessions of the Board excluding management. Each director attended at least 75% of the combined total of meetings of the Board and of each committee of which he or she was a member. Each director attended ASRV’s 2025 annual meeting of shareholders.
Our directors, director nominees and named executive officers serve on each of the committees, as of June 8, 2026, as follows:

Name	Executive	Technology	Investment/ ALCO	Audit	Nominating/ Corporate Governance	Compensation/ Human Resources
J. Michael Adams, Jr.	X				Chair
Richard W. Bloomingdale		Vice Chair		X		X
Amy Bradley			Chair	X
David J. Hickton		Chair
Kim W. Kunkle	Vice Chair		Vice Chair			Vice Chair
Daniel A. Onorato				Vice Chair	X
Mark E. Pasquerilla	Chair	X	X	Chair	Vice Chair	Chair
Jeffrey A. Stopko		X	X
David A. Finui		X

The executive committee serves as a resource for management to seek guidance on issues between regularly scheduled meetings or with respect to matters that generally do not warrant calling a special board meeting. In addition, from time to time, the executive committee is asked to study strategic issues in greater depth. The executive committee is comprised of Directors Pasquerilla (Chair), Kunkle (Vice Chair) and Adams.
The technology committee is comprised of Directors Hickton (Chair), Bloomingdale (Vice Chair), Pasquerilla, Stopko and Mr. Finui. The technology committee facilitates communication and cooperation between the Directors and Management regarding important issues related to technology.
The technology committee’s responsibilities include: (1) monitoring the deployment and usage of Information Technology throughout the Company using reports and presentations from management; (2) oversight of cyber security preparedness through information security reports, discussion of internal events and discussion of cyber security topics pertinent to the Company and the industry; (3) oversight of activities in support of the ASRV disaster recovery/business continuity (DR/BC) oversight to ensure optimal corporate resiliency in the unlikely event of a disaster; and (4) providing broad strategic guidance on the technology direction of ASRV by, among other things, overseeing the development of the ASRV Strategic Technology Plan.
Directors Bradley (Chair), Kunkle (Vice Chair), Pasquerilla, and Stopko serve on the investment/ALCO committee. This committee ensures the safety and soundness of the Company and its subsidiaries through proper asset/liability management and is responsible for, among other things: developing and overseeing our asset/liability management process, including developing investment policies and monitoring investment activities; monitoring management’s handling of risks to our balance sheet; and monitoring interest rate, liquidity and market risks in accordance with policies approved by the Board. The investment/ALCO committee, which includes other Company personnel, meets regularly to review investment transactions and to discuss other strategic initiatives that relate to balance sheet management and structure as considered necessary.
The audit committee is comprised of Directors Pasquerilla (Chair), Onorato (Vice Chair), Bloomingdale, and Bradley, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing requirements. Mr. Onorato is also designated as the audit committee financial expert and meets the qualifications to serve as such under the NASDAQ listing standards. This designation does not impose any duties, obligations or liabilities on Mr. Onorato that are greater than the duties, obligations or liabilities imposed on the other members of the Audit Committee. The audit committee is responsible for the appointment, compensation, oversight, and termination of our independent auditors. The audit committee is also responsible for oversight of internal audit and loan review. The committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The committee also assists the Board in providing oversight over the integrity of our financial statements, compliance with applicable legal and regulatory requirements and the performance of our internal audit function. The committee also is responsible for, among other things, reporting to our Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the audit committee regularly evaluates the independent auditors’ independence from ASRV and its management, including approving consulting and other legally permitted, non-audit services provided by our auditors and the potential impact of the services on the auditors’ independence. The committee meets periodically with our independent auditors and our internal auditors outside of the presence of management and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The committee reviews and discusses with management earnings releases, including the use of pro forma information (if applicable). The committee also discusses with management and the independent auditors the effect of accounting initiatives. The committee also is responsible for receiving and evaluating complaints and concerns relating to accounting and auditing matters.
The nominating/corporate governance committee is comprised of Directors Adams (Chair), Pasquerilla (Vice Chair), and Onorato, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The nominating/corporate governance committee is responsible for nominating individuals to stand for election as directors at the annual meeting of shareholders, assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, recommending to the Board qualified individuals to fill such vacancy, and recommending to the Board, on an annual basis, nominees for each Board committee. The committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board, including, but not limited to, diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the Board and ASRV and such other criteria as the committee determines to be relevant at the time. The committee has the power to apply these criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by our listing agreement with NASDAQ and all applicable federal laws in connection with this identification process.
The nominating/corporate governance committee does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board. Diversity is just one of many factors the nominating/corporate governance committee considers in the identification and selection of director nominees. ASRV defines diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills and other personal attributes that can foster Board heterogeneity in order to encourage and maintain Board effectiveness.
The nominating/corporate governance committee considers potential candidates recommended by its members, management and others, including shareholders. In considering candidates recommended by shareholders, the committee will apply the same criteria it applies in connection with candidates recommended by the nominating/corporate governance committee. Shareholders may propose candidates to the nominating/corporate governance committee by delivering a notice to the nominating/corporate governance committee that contains the information required by Section 1.3 of our Bylaws. In addition, shareholders may nominate persons directly for election as directors in accordance with the procedures set forth in Section 1.3 of our Bylaws. A notice of any such nomination must contain all required information and must be mailed or delivered to our Non-Executive Chairman not less than 90 days or more than 120 days prior to the annual meeting. The nominating/corporate governance committee did not pay any fee to any third party to search for, identify and/or evaluate the 2026 nominees for directors.
The nominating/corporate governance committee is also responsible for making recommendations to the Board regarding, and monitoring compliance with: corporate governance principles applicable to the Company; matters involving the Company’s Articles of Incorporation, Bylaws, shareholder proposals, committee responsibilities and other corporate governance issues; and the Company’s policies, including, but not limited to, its Code of Ethics and Legal Code of Conduct, Code of Conduct for Directors, Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and Policy on Personal Securities Transactions. The committee also serves as the initial reviewing forum for allegations of violations of the policies identified in this paragraph, as well as allegations of wrongdoing concerning directors and the chief executive officer.
The compensation/human resources committee is comprised of Directors Pasquerilla (Chair), Kunkle (Vice Chair), and Bloomingdale, each of whom in the judgment of the Board is independent within the meaning of the NASDAQ listing standards. The purpose of the committee is to ensure the compensation programs, including the incentive plans, do not encourage unnecessary or excessive risk to the value of ASRV; support the long-term mission of ASRV and help ASRV attract and retain high quality management and directors through competitive, flexible compensation arrangements that adequately reward significant achievement in a manner that is economically defensible and consistent with corporate performance; and comply with disclosure and other legal, tax and regulatory requirements. The committee’s oversight includes, but are not limited to, an understanding of ASRV’s long-term goals; director compensation; CEO total compensation including base salary compensation, cash-based incentive compensation and stock-based compensation; evaluate and review other executive base compensation, cash-based incentive compensation and stock-based compensation with compensation adjustments for ASRV’s other named executive officers in its proxy statement on an individual basis after receiving recommendations from the CEO; executive employment and change in control agreements; and review of management succession plans. The committee’s processes and procedures for determining executive compensation are described below under “Compensation Discussion and Analysis.” The committee’s procedure for determining director compensation is to benchmark director compensation against compensation paid by similar asset size publicly traded peer financial institutions. The committee also encourages stock ownership by directors by directing that the annual retainer be paid in our Common Stock and by facilitating the use of monthly Board fees for the purchase of additional shares of our Common Stock. The committee also has general oversight of human resources matters at ASRV’s subsidiaries.
Board Leadership Structure and Risk Oversight
The Board currently separates the role of Non-Executive Chairman of the Board of Directors from the role of President and Chief Executive Officer. We believe that the separation of these roles, while not always necessary, is appropriate in the current economic and regulatory environment in which ASRV operates. We believe that the President and Chief Executive Officer should primarily focus on managing ASRV’s operations in a manner that executes its corporate strategy. Conversely, we believe that our Non-Executive Chairman of the Board of Directors should primarily focus on leading the Board’s oversight of corporate governance matters, monitoring the progress and effectiveness of the President and Chief Executive Officer and management in implementing the Company’s corporate strategy, and ensuring that the Board is receiving, with sufficient frequency, the information it requires to act effectively, including providing proper risk oversight.
We believe that each member of our Board in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by ASRV. The Board has the Chief Risk Officer, representing management, making two detailed presentations to the entire Board each year. These presentations speak of each known risk in the Company, its severity, and the actions of management to eliminate it or at the very least to mitigate it. At a minimum this requires the members of our Board to be actively engaged in Board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to ASRV are monitored by the Board through its review of ASRV’s compliance with regulations set forth by its regulatory authorities, including the Pennsylvania Department of Banking and Securities, the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation, and recommendations contained in regulatory examinations.
We believe risk oversight is a responsibility for each member of the Board. Each of our committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the Board on its findings. For example, the investment/ALCO committee regularly monitors ASRV’s exposure to certain investment risks, such as the effect of interest rate or liquidity changes, while our audit committee monitors ASRV’s exposure to certain reputational risks by establishing and evaluating the effectiveness of the Company programs to report and monitor fraud and by monitoring ASRV’s internal controls over financial reporting. Our compensation/human resources committee’s role in monitoring the risks related to our compensation structure is discussed in further detail in the section titled “Our Compensation Policies and Risk” below.
Compensation/Human Resources Committee Interlocks and Insider Participation
Directors Pasquerilla (Chair), Kunkle (Vice Chair), and Bloomingdale were excluded from participation in any plan administered by the compensation/human resources committee while serving as a member of such committee, except for participation in the Independent Directors’ Annual Retainer Plan (the committee’s administration of which is limited to coordinating the payment of a predetermined retainer), a non-employee director deferred compensation plan, and the 2021 Equity Incentive Plan, which was previously approved by shareholders on April 27, 2021.
None of our executive officers serves as a member of the Board, or on the compensation committee, of any entity that has one or more executive officers serving on our Board or compensation/human resources committee.
Insider Trading Policies; Hedging and Pledging Prohibition
We generally do not permit our directors, officers and employees to hedge their economic exposures to our Common Stock that they own by engaging in transactions involving puts, calls, or other derivative securities, zero-cost collars, forward sales contracts, or buying on margin or pledging shares as collateral for a loan, except such limitation shall not apply to our securities pledged by directors and officers as collateral for a loan prior to September 1, 2015. After September 1, 2015, our Board may, in its discretion, approve in advance a pledge of our securities by directors and officers as collateral for a loan in a particular case and as permitted by bank regulations after taking into consideration the magnitude of the number and market value of shares proposed to be pledged in relation to the number of outstanding shares and the market value and trading volume of outstanding shares (generally, the aggregate shares pledged should not exceed 5% of shares outstanding on the date of the pledge), the percentage of shares proposed to be pledged to the total shares owned by the pledger, the amount of shares proposed to be pledged in relation to the total shares then pledged by other directors and officers, and all other factors deemed relevant by our Board. We believe that permitting limited pledging of our securities to serve as collateral for a bona fide loan in appropriate circumstances will encourage our directors and officers to purchase and retain shares. We have also adopted insider trading policies and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards of NASDAQ.
Executive Officers
Our executive officers as of December 31, 2025 and certain biographical information regarding them, other than Mr. Stopko, whose information is included under “Matter No. 1 — Election of ASRV Directors,” is listed below. All data is as of the date of this proxy statement.
David A. Finui, age 71, President of AmeriServ Wealth and Capital Management, a division of AmeriServ Financial Bank. Mr. Finui became President of AmeriServ Wealth and Capital Management effective October 1, 2024, following the merger of AmeriServ Trust and Financial Services Company (the “Trust Company”) with and into AmeriServ Financial Bank. From September 1, 2023, until October 1, 2024, Mr. Finui was the President and Chief Executive Officer of AmeriServ Trust and Financial Services Company. Until such appointment, Mr. Finui was the Executive Vice President and Director of Wealth and Capital Management of AmeriServ Trust and Financial Services Company since January 1, 2019. Prior to this appointment, Mr. Finui served as Senior Vice President/Personal Trust and Financial Services of the Trust Company from September 12, 2016. Prior to joining AmeriServ Trust and Financial Services Company, Mr. Finui was Vice President/Director of Business Development and promoted to Senior Vice President and

Senior Wealth Management Advisor of S&T Bank’s Wealth Management division from July 2008 and Vice President/Trust Officer and promoted to Senior Vice President, Senior Wealth Management Advisor, Chief Retail Officer and Chief Operating Officer of Irwin Bank and Trust Company from November 1999.
Michael D. Lynch, age 65, Former Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer of AmeriServ Financial, Inc. Mr. Lynch became Executive Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer on April 1, 2021. Mr. Lynch had been Senior Vice President, Chief Financial Officer, Chief Investment Officer, and Chief Risk Officer of AmeriServ Financial, Inc. from January 15, 2015, until such appointment, following the promotion of Mr. Stopko. Mr. Lynch has served as Senior Vice President and Chief Investment and Chief Risk Officer of AmeriServ since 2013. He had been Vice President and Chief Investment and Chief Risk Officer of AmeriServ from 2005 to 2013. Mr. Lynch retired from AmeriServ as of May 18, 2026.

Executive Compensation
Introduction
The compensation/human resources committee administers our executive compensation program. The committee, which is composed entirely of independent directors, operates under a written charter and is responsible for determining and recommending to the full Board the total compensation of the President and Chief Executive Officer (the “CEO”) and, with the recommendations of the CEO, evaluating and reviewing the compensation of the other executive officers identified in the Summary Compensation Table that appears following this “Executive Compensation” (we refer to the CEO and the other executive officers identified in that table collectively as the “Named Executive Officers”), for administering our incentive compensation programs (including our stock incentive plan), for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation.
The compensation/human resources committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The compensation/human resources committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the Board.
Shareholder Outreach and Engagement Related to Compensation
We view regular shareholder engagement as an important component of strong corporate governance. Through regular dialogue on matters such as strategy, governance, and executive compensation, we seek to better understand shareholder perspectives and enhance our practices. Our executive team maintains consistent outreach to both current and prospective shareholders, and the feedback received is shared with the Board and incorporated into our strategic decision-making.
Following the approximately 57% say-on-pay vote at the 2025 Annual Meeting, the executive team engaged with shareholders to solicit feedback on our compensation structure and programs.
Our understanding is that the continued low vote outcome since 2023 is not reflective of our compensation structures or a misalignment between pay and performance. Instead, it stems from a lack of disclosure on shareholder engagement on the issue. Beginning in 2023, this compounded in future years for low vote support, although investors generally agreed that our pay and performance were aligned in 2024 and 2025.
Our Compensation/Human Resources Committee carefully considered this input as part of its annual review of our executive compensation framework to ensure that it remains effective in motivating performance aligned with our short- and long-term strategic objectives. We believe that our compensation programs and incentive plan metrics continue to support shareholder value creation, while enabling us to attract, retain, and appropriately incentivize our key executives. The Committee will continue to consider shareholder feedback and engagement themes when evaluating future program design and pay decisions, alongside the recommendations of our newly-retained independent compensation consultant, Pearl Meyer. A summary of the compensation-related shareholder feedback themes can be found below:

Key Compensation Themes and Summary of Feedback
Overall Compensation Program Design

What we heard:
Investors noted their preference for clearly defined metrics and targets in short- and long-term compensation plans, as well as interest in understanding how the Board plans to evaluate shareholder feedback via “Say-on-Pay” results of the 2025 Annual Meeting.

Our Response:
The Compensation/Human Resources Committee regularly reviews our short- and long-term incentive programs to ensure alignment with strategic objectives, business drivers, and long-term shareholder value creation, while supporting executive retention. The Committee also recently engaged Pearl Meyer as its independent compensation consultant to assess the alignment of compensation metrics and performance targets with the Company’s strategy and shareholder interests.

We recognize that “Say-on-Pay” results have been low since 2023, stemming from a lack of disclosure of shareholder feedback in subsequent years’ proxies to respond to the low support. Our understanding is that the continued low vote outcome is not reflective of our compensation structures or a pay for performance misalignment but instead stems from a lack of disclosure on shareholder engagement on the issue. This low vote support compounded in subsequent years, although investors generally agreed that our pay and performance were aligned in 2024 and 2025.

Compensation topics were a specific focus of our shareholder engagement efforts this year, and we leveraged these conversations to solicit shareholder perspectives on the topic.

Compensation Program Feature: Executive At-Risk Incentive
What we heard: Investors asked about the metrics relating to the Executive At-Risk Incentive component of our compensation program.
Our Response:
In 2023 following investor feedback, we raised the performance target from 65% of peer ROA to 75% in our Executive At-Risk Incentive Compensation Plan.

Additionally, we declined to pay bonuses or offer long-term equity incentive awards to executives in 2024 and 2025 to align pay outcomes with the shareholder experience.

Compensation Philosophy
Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the compensation/human resources committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:
•	emphasize the enhancement of shareholder value while effectively managing the Company for all key stakeholder groups which also includes customers, employees, and the communities in which we operate;
•	support the acquisition and retention of competent executives;
•	deliver the total executive compensation package in a cost-effective manner;
•	reinforce key business objectives;
•	provide competitive compensation opportunities for competitive results;
•	encourage management ownership of our Common Stock; and
•	comply with applicable regulations.
The committee collects and analyzes findings regarding competitive positioning of compensation in light of ongoing performance results. These findings generally assess: ASRV’s financial and securities market performance; executive compensation competitiveness by position (survey-based and peer-based); and aggregate organization-wide compensation competitiveness and total personnel costs. In light of this information, the committee recommends executive salary adjustments, recommends executive discretionary incentive/bonus plans, and administers our 2021 Equity Incentive Plan. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.

In order to make the foregoing assessments, the committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to us and our subsidiaries.
However, the committee does not maintain a specific target percentile with respect to this peer group in determining executive compensation levels; however, our past practice has been to target executive compensation in the lowest quartile of comparable peer groups. A selection of national information is used for comparative compensation survey data, including data from a peer group of small-cap bank holding companies in our geographic area. The peer group, which consists of publicly traded bank holding companies with asset size of between $1 billion and $3 billion, is periodically revised, and, for 2025 compensation decisions, the group consisted of the following companies: Franklin Financial Services Corporation, Chemung Financial Corporation, First United Corporation, Citizens & Northern Corporation, Meridan Corp., SB Financial Corp., Pathfinder Bancorp., CB Financial Services, Inc., Ohio Valley Bancorp, LINKBANCORP, Norwood Financial Corporation, Old Point Financial Corporation, Middlefield Banc Corporation, and National Bankshares, Inc.
Our executive compensation policy is designed to encourage decisions and actions that have a positive impact on overall corporate performance. For that reason, participation is focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives.
We use two components of the executive compensation program to establish and maintain the desired relationship between executive pay and performance.
The first component, the formal performance appraisal system, relates to annual salary adjustments. We establish quantitative and qualitative performance factors for each executive position, and annually evaluate the performance of the executive against these standards. We then integrate this appraisal with market-based adjustments to salary ranges to determine if a base salary increase is merited.
The second component of ensuring the desired relationship between executive pay and performance relates to the committee’s role in administering our 2021 Equity Incentive Plan and recommending executive discretionary cash incentive/bonus awards. The committee recommends cash and equity at-risk compensation awards to the Board when, in the judgment of committee members, such awards are justified by the performance of executive officers in relation to our performance with due regard for the level of risk assumed by the company.
The accounting and tax treatment of particular forms of compensation do not materially affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.
Components of Compensation
The elements of compensation for the Named Executive Officers are generally comprised of the following:
•	base salary,
•	incentive opportunities under our cash -based incentive compensation program,
•	equity awards under our 2021 Equity Incentive Plan,
•	benefits under our pension plan,
•	benefits under our health and welfare benefits plans, and
•	certain limited perquisites.
1.
Base Salary. The compensation/human resources committee reviews the base salaries of the Named Executive Officers on an annual basis as well as in the event of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer is reported in the Summary Compensation Table, which appears following this Compensation Discussion and Analysis.

2.
Incentive Cash and Stock Compensation. We have an established, written executive incentive compensation plan, our Executive At-Risk Incentive Compensation Plan, which generally provides for payment of cash incentives for the achievement of corporate performance goals, weighted 75%, and individual performance goals, weighted 25%. In order to receive a payment under the plan, a participant has to be employed on the date of payout. With respect to the corporate performance goals for 2025, we based incentive award opportunities on both an annual company-wide budgeted return on assets (“ROA”) target, with a minimum payout threshold requiring 0.48%, and 75% of the average ROA for the previously named peer group. The maximum bonus targets for 2025 were 33%, 25%, and 25% of base salary for Messrs. Stopko, Lynch and Finui, respectively. The compensation/human resources committee believes it set the performance measures for 2025 such that the performance goals were appropriate. Based upon publicly reported results for the year ended December 31, 2025, the Company reported net income of $5.6 million, or an ROA of 0.39%, so there was no payout for any of the named executive officers under the Executive At-Risk Incentive Compensation Plan.
3.
Equity Awards. We use the grant of stock options under our 2021 Equity Incentive Plan as the primary vehicle for providing long-term incentive compensation opportunities to our senior officers, including the Named Executive Officers. The 2021 Equity Incentive Plan provides for the grant of restricted stock awards and qualified and non-qualified stock options. We grant all stock options with a per share exercise price that is not less than 100% of the fair market value of such shares on the date that the option is granted. Accordingly, grantees will not obtain any value from the option grant under our 2021 Equity Incentive Plan unless the market price of our Common Stock increases after the date of grant. The 2021 Equity Incentive Plan is designed to provide at-risk (incentive) compensation that aligns management’s financial interests with those of our shareholders, encourages management ownership of our Common Stock, supports the achievement of corporate short and long-term financial objectives, and provides competitive equity reward opportunities. We have not adopted any specific policy regarding the amount or timing of any stock-based compensation under our 2021 Equity Incentive Plan. Information concerning the number of options held by each Named Executive Officer as of December 31, 2025, is set forth in the Outstanding Equity Awards at Fiscal Year-End Table, which appears below. There were no equity awards granted during 2025 to any of the named executive officers.

4.
Pension Plan and Deferred Compensation Plan. We maintain a defined benefit pension plan for the benefit of our employees, including certain of the Named Executive Officers. Benefits under the plan are based upon an employee’s years of service and highest average compensation for a five-year period. The 2025 change in the actuarial present values of each Named Executive Officer’s accumulated benefit under the plan for each of Messrs. Stopko and Lynch and was an increase of $185,602 and $148,813 respectively, which is also set forth in the Summary Compensation Table, which appears below. The actuarial present value of each Named Executive Officer’s accumulated benefit under the plan and the aggregate number of years of service credited to each Named Executive Officer is set forth in the Pension Benefits Table, which also appears below. Effective January 1, 2013, we amended the defined benefit pension plan to provide that non-union employees hired on or after that date are not eligible to participate. Effective January 1, 2014, we amended the defined benefit pension plan to provide that union employees hired on or after that date are not eligible to participate. Instead, such employees are eligible to participate in a qualified 401(k) retirement plan. Messrs. Stopko and Lynch continue to participate in the defined benefit pension plan under the old plan provisions.

5.
Health and Welfare Benefits. We provide health, life, and disability insurance, and other employee benefits programs to our employees, including the Named Executive Officers. The compensation/human resources committee is responsible for overseeing the administration of these programs and believes that our employee benefits programs should be comparable to those maintained by other members of our peer group so as to assure that we are able to maintain a competitive position in terms of attracting and retaining officers and other employees. We provide these employee benefits plans on a non-discriminatory basis to all full-time employees.

6.
Perquisites. We provide our Named Executive Officers with additional benefits not generally available to our other employees. For example, as set forth in the footnotes to our Summary Compensation Table, which appears below, certain of our Named Executive Officers receive reimbursements for the purchase or lease of, and the operation expenses for, a motor vehicle and for country club membership fees and dues. The compensation/human resources committee believes that these perquisites are offered by its competitors for talented executive officers and allow us to remain competitive in attracting and retaining talented executive officers.

Equity award practices
Although we do not have a formal policy or obligation to grant equity awards to executive officers and directors on specific dates, we apply a consistent approach in our equity award practices by considering the granting of annual equity awards to our executive officers and directors at or around the same time each year. Annual equity awards to our Named

Executive Officers are made by the compensation/human resources committee, and the grant date of these awards is the same day that the compensation/human resources committee meets to approve the awards. The compensation/human resources committee generally meets to consider granting equity awards to our Named Executive Officers promptly following AmeriServ’s release of earnings for the fourth quarter and fiscal year. Annual retainers payable to independent directors which are paid in shares of common stock are typically purchased in the open market during the second quarter of the year. We do not take material nonpublic information into account when determining the timing and terms of equity awards, and do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We have not granted stock options or similar awards to our Named Executive Officers in several years.
2025 Executive Officer Compensation
For 2025, we increased the Named Executive Officers’ base salaries in order to, among other things, maintain their compensation at a competitive level. The committee’s independent compensation consultant provided a study to the committee, which included the compensation levels of each of the Named Executive Officers and those from the previously identified peer group. The independent compensation consultant also examined with the committee the pay practices from other Pennsylvania, New York, and Ohio based financial institutions with assets generally between $1 billion and $3 billion, with data from the Economic Research Institute used to normalize the information for Johnstown, Pennsylvania. The compensation/human resources committee also considered a number of factors in setting these new levels, including an annual review of peer compensation and the overall performance of the company.
As part of our compensation program, we entered into agreements with Messrs. Stopko, and Lynch pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See “Employment Contracts and Payments Upon Termination or Change in Control” below for a more detailed description of these events. We believe that this structure will help: (i) assure the executives’ full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (ii) assure the executives’ objectivity for shareholders’ interests; (iii) assure the executives of fair treatment in case of involuntary termination following a change in control; and (iv) attract and retain key talent during uncertain times.
Our Compensation Policies and Risk
The compensation/human resources committee discussed, evaluated, and reviewed with our chief risk officer all of the company’s employee compensation programs in light of the risks posed to us by such programs. The compensation/human resources committee also discussed, evaluated, and reviewed with our chief risk officer all of the compensation programs in which the Named Executive Officers participate to assess whether any aspect of these programs create risks that are reasonably likely to have a material adverse effect on us. The compensation/human resources committee met with our chief risk officer in March 2025 and November 2025 with respect to the foregoing.
At the conclusion of this review, the compensation/human resources committee determined that our compensation programs for our Named Executive Officers do not create risks that are reasonably likely to have a material adverse effect on us.
Restatement of Financial Statements
The compensation/human resources committee is of the view that, to the extent permitted by law, it has authority to retroactively adjust any cash or equity-based incentive award paid to any senior officer (including any Named Executive Officer) where the award was based upon our achievement of specified financial goals and it is subsequently determined following a restatement of our financial statements that the specified goals were not in fact achieved. There has been no restatement of our financial statements, and, therefore, there have been no retroactive adjustments of any cash or equity-based incentive award on such a basis.
Compensation Paid to Executive Officers
The following table sets forth information for the years ended December 31, 2023, 2024, and 2025 concerning the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.

SUMMARY COMPENSATION TABLE

Name, Age and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Jeffrey A. Stopko, age 63 President and CEO of ASRV and AmeriServ Financial Bank	2025	419,184	—	—	—	—	185,602	22,145	626,931
	2024	404,271	—	—	—	—	77,278	22,410	503,959
	2023	390,830	—	—	—	—	149,650	20,959	561,439
Michael D. Lynch, age 65 Former Executive Vice President, CFO, Chief Investment Officer, & Chief Risk Officer of ASRV and AmeriServ Financial Bank(2)	2025	289,000	—	—	—	—	148,813	15,349	453,162
	2024	249,350	—	—	—	—	63,402	11,923	324,675
	2023	239,500	—	—	—	—	124,979	11,771	376,250
David A. Finui, age 71 President of Wealth Management of AmeriServ Financial Bank	2025	269,961	—	—	—	—	—	35,072	305,033
	2024	257,288	—	—	—	—	—	44,616	301,904

(1)
For 2025, includes, as applicable, (a) premiums we pay for life insurance policies with coverage limits above $50,000 for each named executive officer; (b) country club dues for Messrs. Stopko and Finui; (c) the aggregate incremental cost of a company-provided automobile for Messrs. Stopko and Finui and an auto allowance for Lynch ; and (d) our 401(k) plan matching contributions for each of Messrs. Stopko, Lynch, and Finui, in the amount of $4,192, $2,443, and $10,798, respectively.

(2)	Mr. Lynch retired as of May 18, 2026.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2025.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jeffrey A. Stopko	20,000	0	0	$3.84	2/17/2031
Michael D. Lynch	3,000	0	0	$2.96	4/11/2026
	15,000	0	0	$3.84	2/17/2031
David A. Finui	10,000	0	0	$3.32	9/29/2026
	10,000	0	0	$3.84	2/17/2031

Pension Benefits
The following table sets forth information concerning plans that provide for payments or other benefits at, following, or in connection with, retirement for each Named Executive Officer.
PENSION BENEFITS FOR
THE YEAR ENDED DECEMBER 31, 2025

Name	Plan Name	Number of years of Credited Service	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Jeffrey A. Stopko	Defined Benefit Plan	39	1,328,435	0
Michael D. Lynch	Defined Benefit Plan	43	1,151,896	0

(1)
The present value of accumulated benefits was calculated with the following assumptions: Retirement occurs at age 65. At that time, the participants take a lump sum based on the accrued benefit as of December 31, 2025. The lump sum is calculated using an interest rate of 5.30% and the IRS 2026 applicable mortality table for IRC Section 417(e). The lump sum is discounted to December 31, 2025, at a rate of 5.30% per year.

Benefits described in the foregoing table relate to the qualified defined benefit retirement plan. Remuneration for pension benefit purposes is total cash remuneration paid to an employee for a calendar year, including base salary, wages, commissions, overtime, bonuses and any other form of extra cash compensation and any pre-tax contributions under a qualified retirement or cafeteria plan. Effective January 1, 2015, excluded items include amounts contributed by the Employer under the plan, non-taxable fringe benefits, country club dues, company-paid automobiles, cafeteria plan refund reimbursements and employee automobile allowances. Effective January 1, 2016, excluded items also include our contributions to a health savings account. An employee’s benefit is determined on the basis of the employee’s final average compensation, which means the average annual compensation received by the employee in the five consecutive years out of ten years before the employee’s termination of employment for which the average annual compensation is highest.
As of December 31, 2025, Mr. Stopko was eligible for an early retirement benefit under the pension plan because he is at least 55 years old and had at least 10 years of credited service. The early retirement benefit is equal to the accrued normal retirement benefit reduced by five-ninths of one percent (5/9%) per month for each of the first five years and by five-eighteenths of one percent (5/18%) per month for each of the next five years by which the commencement date of the pension precedes the normal retirement date. As of December 31, 2025, Mr. Lynch was eligible for normal retirement.
Retirement benefits under the pension plan are paid for the life of the employee with a right of survivorship with respect to ten years of post-retirement benefits. Other optional forms of benefits are available in actuarially equivalent amounts.
Employment Contracts and Payments Upon Termination or Change in Control
We enter into employment contracts and change in control agreements with certain of our employees, including the Named Executive Officers, when we determine that an employment or change in control agreement is warranted in order to ensure the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where it is determined it is necessary in light of the prior experience of the executive or our practices with respect to other similarly situated employees.
Mr. Stopko’s Employment Agreement
In connection with Mr. Stopko’s appointment as our President and Chief Executive Officer on April 27, 2015, we entered into an employment agreement with Mr. Stopko, which was for a period of two years from the effective date and automatically renews annually for a one-year term unless one party provides the other party a written non-renewal notice at least 90 days in advance of the end of such period. The employment agreement provides that Mr. Stopko must maintain a primary residence during his employment term in our primary market area and generally provides that Mr. Stopko may not compete with our business for at least two years following termination of his employment or solicit any of its employees, consultants, customers, clients, or vendors for at least one year following termination of his employment. Under his employment agreement, Mr. Stopko is entitled to, among other things: (i) an annual base salary of $285,000 ($419,184 as of December 31, 2025); (ii) participate in our health insurance and life insurance benefit plans, defined benefit program, 401(k) plan and long-term disability benefit plan; (iii) be eligible to receive annual bonuses, in such amounts and at such times, if any, as may be approved by our Board in accordance with the Executive At-Risk Compensation Plan as a level one participant, with such annual payment not to exceed 33% of Mr. Stopko’s base salary; and (iv) certain other perquisites related to personal time, use of a vehicle owned or leased by us, and country club membership expenses.
The employment agreement and Mr. Stopko’s employment may be terminated for cause (as defined in the employment agreement) by written notice from us. If the employment agreement is terminated for cause, Mr. Stopko’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to Mr. Stopko as of the termination date, in the event of his voluntary termination of employment (other than as specified following a change in control as defined in the employment agreement), retirement at his election, death or disability (as defined in the employment agreement). Mr. Stopko agrees that, in the event his employment under the employment agreement is terminated for any reason, he will concurrently resign as our director and a director of any of our respective affiliates if he is then serving as a director of any such entities.
In the event that Mr. Stopko’s employment is either involuntarily terminated other than for cause or disability in the absence of a change in control (as defined in the employment agreement), he will continue to receive his monthly base salary in effect on the date of termination for a period of twenty-four months and health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination for the two year period immediately following the date of termination; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
In the event that, following a change in control, either Mr. Stopko’s employment is terminated involuntarily other than for cause or disability or Mr. Stopko resigns after the occurrence of certain specified occurrences described below, Mr. Stopko will generally receive a cash lump-sum payment within 30 days following his termination in an amount equal to 2.99 times his annual base salary then in effect. In addition, for a period of three years following termination, we will arrange to provide Mr. Stopko with health insurance benefits substantially similar to those which Mr. Stopko was receiving immediately prior to the date of termination effect; provided that Mr. Stopko will be responsible for the payment of premiums for such benefits in the same amount as our active employees.
The additional specified circumstances include:
•
a reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the employment agreement, which results in a material negative change to Mr. Stopko in the employment relationship;

•
the assignment of Mr. Stopko to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which results in a material negative change to Mr. Stopko in the employment relationship;

•	a reduction in Mr. Stopko’s annual base salary in effect on the day immediately prior to the date of the change in control;
•
a termination of Mr. Stopko’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Stopko participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Stopko under any of such plans;

•
a failure by us to provide Mr. Stopko with benefits at least as favorable as those enjoyed by Mr. Stopko under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Stopko participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•	our material breach of the employment agreement.
The employment agreement provides that in the event that any amounts or benefits payable to Mr. Stopko under the employment agreement as a result of his termination of employment, when added to other amounts or benefits which may become payable to him by us, would be subject to an excise tax, the amounts and benefits payable under the employment agreement will be reduced to such extent as may be necessary to avoid such imposition.

The employment agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the employment agreement:
•
any “person” or “group” which is not an affiliate of AmeriServ (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the employment agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the employment agreement) of our securities representing fifty percent (50%) or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person which is not our affiliate.

The employment agreement generally defines the term “cause” as:
•
a material breach of the employment agreement by Mr. Stopko that is not cured by Mr. Stopko within 30 days following the date he received written notice from us of our intent to terminate his employment for cause as a result of such material breach;

•
Mr. Stopko’s commission of any act involving dishonesty or fraud or conduct, whether or not said act brings us into public disgrace or disrepute in any respect, including but not limited to acts of dishonesty or fraud, commission of a felony or a crime of moral turpitude;

•
gross negligence or willful misconduct by Mr. Stopko with respect to us or Mr. Stopko’s continuing and unreasonable refusal to substantially perform his duties with us as specifically directed by the Board; or

•
Mr. Stopko’s abuse of drugs, alcohol, or other controlled substances if Mr. Stopko has refused treatment for such substance abuse or has failed to successfully complete treatment for such substance abuse within the past 12 months.

In connection with the employment agreement, a termination for “good reason” will be considered to have occurred if such termination occurs absent a change in control and is on account of a reduction in the Executive’s annual base salary except for: (i) across-the-board salary reductions similarly affecting all our salaried employees; or (ii) across-the-board salary reductions similarly affecting all our senior executive officers. Mr. Stopko’s right to terminate employment for good reason is subject to the following conditions: (a) we will pay amounts payable upon a good reason termination if Mr. Stopko actually terminates employment within two years following the initial existence of the good reason event; and (b) Mr. Stopko must provide written notice to us of the good reason event within 90 days of the initial existence of the event and we must be given at least 30 days to remedy such situation.
Mr. Lynch’s Change in Control Agreement
On February 19, 2016, we entered into a change in control agreement with Mr. Lynch. The initial term of the agreement is for three years and the agreement annually renews for a term ending three years from each annual anniversary date, unless a party has given the other party written notice at least 60 days prior to such anniversary date that such party does not agree to renew the employment agreement. Under the agreement, if we or a successor terminate Mr. Lynch’s employment, without cause, or if Mr. Lynch terminates employment upon the occurrence of certain events (following his written notice to us within 90 days of the occurrence of any event of good reason and our failure to cure the same within 30 days of receipt of such notice) following a change in control, he will be entitled to certain severance benefits; provided that he executes a release agreement. The severance benefits under the agreement consist of the following:
•
a lump-sum payment, within 30 days following termination, equal to one times his base salary then in effect, or immediately prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement;

•
a lump-sum payment, within 30 days following termination, equal to the present value (determined based upon 120% of the then prevailing monthly short-term applicable federal rate) of the excess of (i) the aggregate retirement benefits Mr. Lynch would have received under the terms of each and every retirement plan (as defined in the agreement) had he (A) continued to be employed for one more year, and (B) received (on a pro rata basis, as appropriate) the greater of (1) the highest compensation taken into account under each such retirement plan with respect to one of the two years immediately preceding the year in which the date of termination occurs, or (2) his annualized base compensation in effect prior to the date of termination (or prior to any reduction which would entitle to Mr. Lynch to terminate his employment under certain circumstances under the agreement), over (ii) the retirement benefits he actually receives under the retirement plans;
•
for a period of one year from the date of termination of employment, life, disability, and medical insurance benefits will be provided at levels equivalent to the highest levels in effect for Mr. Lynch during any one of the three calendar years preceding the year in which notice of termination is delivered, or, to the extent such benefits cannot be provided under a plan because Mr. Lynch is no longer an employee, a lump sum cash payment equal to the after tax cost (estimated in good faith by us) of obtaining such benefits, or substantially similar benefits, within 30 days following termination; and

•
all unvested stock options will become immediately vested, and such options will be exercisable at any time prior to the earlier of the expiration date of such options or the date which is 90 days after termination of employment.

If Mr. Lynch becomes entitled to receive the severance benefits under the agreement, he will be subject to a covenant not to compete and an agreement not to solicit our customers or employees for 12 months following termination of employment.
The agreement generally defines the term “change in control” as the occurrence of any of the following during the term of the agreement:
•
any “person” or “group” (as those terms are defined or used in Section 13(d) of the Exchange Act), as enacted and in force on the date of the agreement) is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act, as enacted and in force on the date of the agreement) of our securities representing 24.99% or more of the combined voting power of our securities then outstanding; or

•
there occurs a merger, consolidation, share exchange, division or other reorganization involving us and another entity which is not our affiliate in which our shareholders do not continue to hold a majority of the capital stock of the resulting entity, or a sale, exchange, transfer, or other disposition of substantially all of our assets to another entity or other person; or

•
there occurs a contested proxy solicitation or solicitations of our shareholders which results in the contesting party or parties obtaining the ability to elect a majority of the members of our Board standing for election at one or more meetings of our shareholders.

The agreement generally defines the term “cause” as:
•	a material breach of any provision of the agreement that Mr. Lynch fails to cure within 30 days following his receipt of written notice from us specifying the nature of his breach; or
•	willful misconduct of Mr. Lynch that is materially adverse to the best interests, monetary or otherwise, of AmeriServ; or
•	conviction, or the entering of a plea of guilty or nolo contendere, of a felony or of any crime involving moral turpitude, fraud or deceit.
The additional specified triggering circumstances following a change in control include:
•
any material reduction in his title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities, or authority as such may have been increased from time to time during the term of the agreement;

•
the assignment of Mr. Lynch to duties inconsistent with his office as existed on the day immediately prior to the date of a change in control, which has a material negative impact to Mr. Lynch on the employment relationship;

•	any material reduction in Mr. Lynch’s annual base salary in effect on the day immediately prior to the date of the change in control;
•
any failure to continue Mr. Lynch’s participation, on substantially similar terms, in any of our incentive compensation or bonus plans in which Mr. Lynch participated immediately prior to the change in control, or any change or amendment to any of the substantive provisions of any of such plans which would materially decrease the potential benefits to Mr. Lynch under any of such plans;
•
any failure by us to provide Mr. Lynch with benefits at least as favorable as those enjoyed by Mr. Lynch under any of our pension, life insurance, medical, health and accident, disability or other employee plans in which Mr. Lynch participated immediately prior to the change in control, or the taking of any action by us that would materially reduce any of such benefits in effect at the time of the change in control, unless such reduction relates to a reduction in benefits applicable to all employees generally; or

•	our breach of any provision of the agreement.
The table below summarizes the payments to the Named Executive Officers would receive if they were terminated as of, or if a change in control occurred on, December 31, 2025.

				Before Change in Control		After Change in Control
		Termination for Death or Disability	Involuntary Termination for Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason
Jeffrey A. Stopko	Severance(1)	$—	$—	$801,790	$801,790	$1,253,360	$1,253,360
	Welfare continuation(2)	$—	$—	$33,410	$33,410	$49,063	$49,063
	Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—
	Potential reduction in payout due to operation of Code Section 280G	$—	$—	$—	$—	$(167,445)	$(167,445)
	Total	$—	$—	$835,200	$835,200	$1,134,980	$1,134,980
Michael D. Lynch	Severance(1)	$—	$—	$—	$—	$289,000	$289,000
	Additional retirement benefit payment	$—	$—	$—	$—	$151,256	$151,256
	Welfare continuation(2)	$—	$—	$—	$—	$19,047	$19,047
	Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—
	Potential reduction in payout due to operation of Code Section 280G	$—	$—	$—	$—	$—	$—
	Total	$—	$—	$—	$—	$459,303	$459,303
David A. Finui	Severance(1)	$—	$—	$—	$—	$—	$—
	Welfare continuation(2)	$—	$—	$—	$—	$—	$—
	Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—
	Potential reduction in payout due to operation of Code Section 280G	$—	$—	$—	$—	$—	$—
	Total	$—	$—	$—	$—	$—	$—

(1)	For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment and Severance Agreements.”
(2)	Assumes no increase in the cost of welfare benefits.

Compensation of Directors
The following table sets forth information concerning compensation that we or the Bank paid or accrued to each non-employee member of our Board during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total
J. Michael Adams, Jr.	$110,500	$27,498	$137,998
Amy Bradley	$38,100	$27,498	$65,598
Richard W. Bloomingdale	$50,700	$27,498	$78,198
David J. Hickton	$22,050	$27,498	$49,548
Kim W. Kunkle	$74,500	$27,498	$101,998
Margaret A. O’Malley(2)	$2,350	$—	$2,350
Daniel A. Onorato	$29,550	$27,498	$57,048
Mark E. Pasquerilla	$52,950	$27,498	$80,448

(1)
Represents the average price paid for such shares purchased in the open market. All non-employee independent directors serving as of June 6, 2025, received an annual retainer of $27,500 payable in shares of our Common Stock, which amounted to 9,713 shares. Board meeting and committee meeting attendance fees are paid in cash. For such stock awards, the Trust Department engages in open market purchases on each director’s behalf over a period of several days until sufficient shares are purchased for the account of all directors up to the annual retainer amount. Shares are allocated to the accounts of each director on the basis of such average price.

(2)	On February 20, 2025, Ms. O’Malley passed away.
In 2025, all ASRV and Bank board meetings were held separately with separate agendas and minutes. During 2025, non-employee directors received $1,000 for each ASRV Board meeting and $750 for each Bank board meeting attended and received $600 for their attendance at certain committee meetings of the ASRV and Bank board of directors. In 2025, each committee Chair received an annual retainer of $2,500 in addition to the committee meeting fee. The Audit Committee Financial Expert also received an annual retainer of $2,500 in addition to the committee meeting fee. However, directors frequently were not compensated for specially called committee meetings, telephonic meetings, or committee meetings convened for a limited purpose. Mr. Adams, in connection with his service as non-executive Chairman of the Board and all subsidiaries received a monthly retainer of $9,000. Mr. Kunkle, in connection with his service as non-executive Vice Chairman of the Board and all subsidiaries received a monthly retainer of $6,000.
Mr. Adams also serves on the board of directors of AmeriServ Wealth Advisors, a wholly-owned subsidiary of the Bank. Mr. Adams received no additional compensation for attending such meetings.
Director Deferred Compensation Plan
Under the Deferred Compensation Plan for Directors of AmeriServ Financial, Inc., which we refer to as the “Director Plan,” each director may defer receipt of all or a portion of any cash fees that are payable to the director for service on our Board or that of our affiliate. Deferred fees either: (i) accrue simple interest daily from the date of the deferral election until the date of distribution at an annual rate of return determined by the administrator of the Director Plan, in its sole discretion; or (ii) in the discretion of the administrator of the Director Plan, achieve a pre-tax rate of return based upon the participant’s selection among various investment options from the date of the deferral election until the date of distribution. Each participant is 100% vested with respect to the amounts deferred and any earnings with respect to such deferral. The Director Plan is a nonqualified deferred compensation plan. As such, the rights of all participants to any deferred amounts represent our unsecured promise to pay and the deferred amounts remain subject to the claims of our creditors.

PAY VERSUS PERFORMANCE INFORMATION
In August 2022, the SEC adopted final rules to implement Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The following information about the relationship between executive compensation actually paid and certain financial performance of the Company is provided pursuant to Item 402(v) of SEC Regulation S-K.

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income (Loss) (thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$626,931	$637,531	$379,097	$389,167	$90.10	$5,612
2024	$503,959	$487,159	$313,289	$301,809	$78.83	$3,601
2023	$561,439	$519,383	$534,440	$522,473	$87.27	$(3,346)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Stopko (President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Stopko, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stopko during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Stopko’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2025	$626,931	$—	$10,600	$637,531
2024	$503,959	$—	$(16,800)	$487,159
2023	$561,439	$—	$(42,056)	$519,383

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) an amount equal to the change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, an amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$—	$—	$—	$10,600	$—	$—	$10,600
2024	$—	$—	$—	$ (16,800)	$—	$—	$(16,800)
2023	$—	$(4,667)	$—	$ (37,389)	$—	$—	$(42,056)

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Mr. Stopko) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Stopko) included for purposes of calculating the average amounts in each applicable year are as follows: for 2025 and 2024, Mr. Finui and Mr. Lynch; and for 2023, Mr. Lynch and James T. Huerth.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Stopko), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Stopko) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Stopko) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$379,097	$—	$10,070	$389,167
2024	$313,289	$—	$(11,480)	$301,809
2023	$534,440	$—	$(11,967)	$522,473

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$—	$—	$—	$10,070	$—	$—	$10,070
2024	$—	$—	$—	$(11,480)	$—	$—	$(11,480)
2023	$—	$(1,750)	$—	$(10,217)	$—	$—	$(11,967)

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of cash dividends for the measurement period, assuming dividend reinvestment, and the difference between the Corporation’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid and Net Income (Loss)
In 2023 and 2024, net income was negative $3.3 million and $3.6 million, respectively. In 2025, net income was $5.6 million, representing a 43.5% increase year over year from 2024. The graph below displays the relationship between this net income increase and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actully Paid and Company Net Income

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
Net Income (in thousands)
FY2023
FY2024
FY2025
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Net Income $(3,346) $3,601 $5,612

Compensation Actually Paid and Cumulative TSR
In 2023, 2024, and 2025 our cumulative TSR on the value of a fixed $100 investment was $87.27, $78.83, and $90.10 respectively. The graph below displays the relationship between this cumulative TSR increase and compensation actually paid to the PEO and NEOs:

Relationship Between NEO Compensation Actually Paid and Company TSR
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return (TSR)
FY2022
FY2023
FY2024
FY2025
CEO Comp. Actually Paid
Non-CEO NEOs Comp. Actually Paid
Value of $100 Investment

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MATTER NO. 2
ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS
As described above in the “Executive Compensation” section and the compensation tables of this proxy statement, the Company’s compensation programs are designed to:
•	align the interests of our executive officers with the long-term interests of our shareholders;
•	create a culture that rewards the superior performance of our executive officers through the attainment of specified performance objectives and targets; and
•	attract, motivate, and retain the highest level of executive talent and experience for the benefit of our shareholders.
We are submitting a non-binding proposal allowing our shareholders to cast an advisory vote on our compensation program at the annual meeting of shareholders. This proposal, commonly known as a “say-on-pay” vote, gives you as a shareholder of the Company an opportunity to endorse or not endorse our executive compensation programs and policies through the following resolution:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative disclosure regarding executive compensation, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board. However, the compensation/human resources committee will take into account the outcome of the vote when considering future executive compensation programs and arrangements.
Opponents of say-on-pay votes have suggested that the impact on shareholder value of these proposals remains unproven because shareholders currently, for example, have the right to approve certain compensation plans, such as stock option plans.
Therefore, we cannot assess what measurable impact, if any, this proposal will have in the creation of shareholder value or improving our corporate governance, in light of the corporate governance standards we currently have in place.
We believe that both the Company and its shareholders benefit from maintaining a constructive dialogue with its shareholders. This proposal is only one part of our corporate governance program and practices that maintain this dialogue with our shareholders and our commitment to the creation of long-term shareholder value.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR
OF THE ABOVE ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS.

MATTER NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
On March 9, 2023, the audit committee of our Board extended the engagement of Snodgrass to provide audit, tax, and benefit plan audit services and on September 7, 2023, for SSAE 18 audit related services for the years ending on December 31, 2023, 2024 and 2025. On November 12, 2025, the audit committee further extended this engagement through December 31, 2026. Snodgrass has audited our consolidated financial statements as of and for the year ended December 31, 2025. The report on those consolidated financial statements appears in our Annual Report on Form 10-K for the year ended December 31, 2025.
Audit Fees
The following table sets forth the aggregate fees billed to us by Snodgrass for the fiscal years ended December 31, 2025, and December 31, 2024.

	2025	2024
Audit Fees	$296,674	$284,126
Audit-Related Fees	119,179	154,259
Tax Fees	35,020	34,800
All Other Fees	0	0

“Audit Fees” include fees for audit services associated with the integrated audit of the company’s financial statements and internal controls over financial reporting, the services associated with the quarterly reviews of Form 10-Q and the annual Form 10-K, compliance audit procedures required by HUD and out-of-pocket expenses for all services aforementioned.
“Audit-Related Fees” includes fees associated with the SSAE 18 examination issued by the Trust Company, the audit of the 401(k) profit sharing plan on Form 11-K, an audit of certain common and collective funds of the Trust Company, the surprise custody examination of procedures for our registered investment advisory subsidiary and out-of-pocket expenses for all services aforementioned.
“Tax Fees” includes tax preparation, tax compliance and tax advice.
“All Other Fees” does not include any other matters at this time.
The audit comnmittee’s Pre-Approval Policy is available on the Company’s website at: https://investors.ameriserv.com/governance/governance-documents.
The audit committee pre-approves all audit and legally permissible non-audit services provided by Snodgrass in accordance with the pre-approval policies and procedures adopted by the committee at its meeting on August 7, 2025. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. A list of the prohibited non-audit services as defined by the SEC is attached to the pre-approval policy. The SEC’s rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
The pre-approval fee levels for all services to be provided by Snodgrass are established annually by the audit committee. Any proposed services exceeding these levels will require specific pre-approval by the audit committee. All services performed by Snodgrass in 2025 were pre-approved in accordance with the pre-approval policy.
Shareholder ratification of the selection of Snodgrass as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board, on behalf of the audit committee, is submitting the selection of Snodgrass to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO
RATIFY THE APPOINTMENT OF SNODGRASS, AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT
The audit committee of ASRV’s Board operates under a written charter that specifies the audit committee’s duties and responsibilities. This charter is available on our website at https://investors.ameriserv.com/ corporate-information/documents.
The audit committee oversees ASRV’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management including a discussion about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.
The audit committee reviewed with Snodgrass, our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of ASRV’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards or as are required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from Snodgrass required by the Independence Standards Board Standard No. 1, and has discussed with Snodgrass its independence. When necessary, the audit committee has considered the compatibility of non-audit services with the auditor’s independence.
The audit committee discussed with ASRV’s internal auditor and Snodgrass the overall scope and plans for their respective audits. The audit committee met with the internal auditor and Snodgrass to discuss the results of their audits and examinations, their evaluations of ASRV’s internal controls and the overall quality of ASRV’s financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Submitted by the Audit Committee,

Mark E. Pasquerilla (Chair)
Daniel A. Onorato (Vice Chair)
Richard W. Bloomingdale
Amy Bradley

FINANCIAL INFORMATION
Requests for printed financial material (including our annual reports, Forms 10-K, 10-Q and Call Reports) should be directed to Jeffrey A. Stopko, President, Chief Executive Officer & Chief Financial Officer, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, telephone (814) 533-5310.

DIRECTOR INDEPENDENCE AND TRANSACTIONS WITH RELATED PARTIES
Director Independence
The Board undertakes a formal review of director independence semi-annually with input from outside corporate counsel. This process consists of an oral question and answer session at a board meeting at which all directors hear the responses of each director and have an opportunity to evaluate the facts presented. As part of this question and answer session, each director is asked to confirm that there are no facts or circumstances with respect to the director that would be in conflict with the NASDAQ listing standards regarding independence or that would otherwise compromise the director’s independence. This independence review is further supplemented by an annual questionnaire that directors are required to complete that contains a number of questions designed to ascertain the facts necessary to determine independence, as well as facts regarding any related party transactions. Based upon these reviews, the Board has determined that all of our current directors, other than Mr. Stopko, our President and Chief Executive Officer, are independent. In making this determination, the Board considered a number of specific relationships between directors and ASRV as follows:
•
Director Kunkle is the majority owner of Laurel Holdings, Inc. Among other things, Laurel Holdings operates a company that provides janitorial services to the Company. In 2025, the Company paid Laurel Holdings the sum of approximately $228,000 for these services. The amount paid represents less than five percent of Laurel Holdings’ consolidated revenues. Accordingly, the Board concluded that the existence of this relationship did not impair Mr. Kunkle’s independence.

Transactions With Related Parties
Directors, Nominees, and Executive Officers. Certain directors, nominees, and executive officers or their associates were customers of and had transactions with the Company or its subsidiaries during 2025. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. All transactions, products or services provided to the directors, nominees, executive officers, or their associates by the Company or its subsidiaries are on substantially the same terms and conditions that those directors, nominees, executive officer, or their associates could receive elsewhere.
SB Value. On April 18, 2024, the Company entered into a Cooperation Agreement (as amended April 15, 2025, the “SB Value Cooperation Agreement”) with SB Value. Under the SB Value Cooperation Agreement, the Company, including members of senior management and other designated members of the Board, and SB Value will regularly consult on financial performance metrics (including, without limitation, earnings per share growth, efficiency ratio improvement, and deposit and loan growth), business development, and similar matters. In addition, during the term of the SB Value Cooperation Agreement, the Company and SB Value will actively engage in substantive collaborative discussions designed to promote performance improvement and optimal Company performance in light of the Company’s strategic objectives, subject in all events to input from and approval by the Board.
During the term of the SB Value Cooperation Agreement, SB Value has agreed to vote all shares of Common Stock then beneficially owned by it at each annual or special meeting of shareholders of the Company, including the Annual Meeting, in accordance with the recommendations of the Board, except SB Value may vote in its sole discretion on any proposal relating to an Extraordinary Transaction (as defined in the SB Value Cooperation Agreement). Additionally, during the term of the SB Value Cooperation Agreement, SB Value, when requested by the Company, has agreed to publicly (and in any engagement with shareholders and proxy advisory firms) and privately support, to the fullest extent practicable (and in accordance with all applicable laws, rules, and regulations), in favor of the Company, the Company’s director nominations, proposals and/or announcements made by the Company, and any other matters, including, without limitation, the Company’s response to any campaigns that may be waged by any person against or in opposition to the Company or the Board’s recommendations and decisions.
SB Value has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain announcements regarding transactions involving the Company, (ii) soliciting proxies, (iii) advising or knowingly encouraging any person with respect to the voting or disposition of securities of the Company other than in a manner consistent with the Board’s recommendation or in connection with an Extraordinary Transaction, (iv) other than in an open market sale transaction in which the identity of the purchaser is not known, selling securities of the Company to any third party with a known history of activism or known plans to engage in activism, (v) taking actions to change or influence the Board, Company management, or the direction of certain matters relating to the Company, and (vi) owning more than 14.9% of the then outstanding shares of Common Stock, except with the prior written consent of the Company (subject to any required regulatory approvals).
The SB Value Cooperation Agreement will remain in effect until the later of (a) the date that immediately follows the closing of the period for submission of shareholder nominations for the Company’s 2029 annual meeting of shareholders or (b) the termination date of the SB Value Consulting Agreement (as defined below). Either party may terminate the SB Value Cooperation Agreement in the event of an uncured material breach of the SB Value Cooperation Agreement by the other party. The term of the SB Value Cooperation Agreement may be extended at any time by mutual written agreement of the parties.
The Company has also agreed to reimburse SB Value for its documented legal or other expenses, which were less than $20,000 in the aggregate.
On April 15, 2025, the Company entered into a Consulting Agreement (the “Original SB Value Consulting Agreement”) with SB Value. As a result of the value of the services provided to date by SB Value under the Original SB Value Consulting Agreement and services provided by SB Value beyond the scope of the Original SB Value Consulting Agreement, including in connection with the Company’s recent announcement of a strategic alliance to expand investment opportunities between AmeriServ Financial Bank and a third party, the Company entered into an Amended and Restated Consulting Agreement (the “SB Value Consulting Agreement”) with SB Value on January 6, 2026 pursuant to which, among other things, the Company expanded and supplemented the nature and scope of the consulting services to be provided by SB Value (the “Phase II Consulting Services”). As of the date of the SB Value Consulting Agreement, SB Value beneficially owned 1,274,551 shares (the “Current SBV Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).
Under the SB Value Consulting Agreement, in addition to the services to be provided under the Original SB Value Consulting Agreement, SB Value is also engaged by the Company to perform, for the period from January 6, 2026 to June 30, 2026, which automatically extends for additional six-month periods (up to end of 4-year term of the Original SB Value Consulting Agreement) unless either party gives a written notice of termination at least 30 days prior to the end of the applicable 6-month period (such period, the “Phase II Consulting Period”), the Phase II Consulting Services, which include (i) developing, in conjunction with the appropriate Company managers, business development plans for an agreed upon number of the Company’s business lines if, when and where applicable; (ii) developing, in conjunction with the appropriate Company managers, revenue, AUM, and cash generated goals and objectives for an agreed upon number of the Company’s lines of business if, when and where applicable; (iii) developing, in conjunction with the appropriate Company managers, key performance indicators and actionable reporting plans relating to key performance indicators of select company business lines; (iv) developing, in conjunction with the appropriate Company managers, written policies relating specifically to performance and accountability of select company business lines, and (v) consulting with appropriate Company personnel regarding best in class shareholder relations and communications. The Phase II Consulting Services provided by SB Value under the SB Value Consulting Agreement shall be conducted by or under the supervision and direction of the Senior Consultant. In connection with the Phase II Consulting Services, two experienced and senior level employees (the “Seconded SBV Employees”) of SB Value, who have been previously identified to the Company, will be made available on a full-time basis during the Phase II Consulting Period to assist with and provide specific Phase II Consulting Services as agreed upon by the Company and SB Value. The Senior Consultant or the Seconded SBV Employees shall coordinate the Phase II Consulting Services with and through the Chairman of the Board of Directors or the Company’s Chief Executive Officer. During the Phase II Consulting Period, the Seconded SBV Employees will devote substantially all of their time to the provision of Phase II Consulting Period and shall be on-site at the Company’s offices for the majority of two (2) weeks each month during the Phase II Consulting Period.
In consideration of (i) the consulting and advisory services under the Original SB Value Consulting Agreement since April 2025, (ii) services provided by SB Value since April 2025 that exceeded the scope of consulting and advisory services under the Original SB Value Consulting Agreement, and (iii) the Phase II Consulting Services, the Company issued in January 2026 (a) to SB Value (or its designated affiliate), 350,000 shares (the “SBV Shares”) of the Common Stock and (b) an aggregate of 83,000 shares (the “Employee Incentive Shares”) of the Common Stock for the benefit of certain employees or affiliates of SB Value, including the Seconded SBV Employees, who are engaged in performing the consulting and advisory services under the Original SB Value Consulting Agreement or the Phase II Consulting Services. The issuance of the foregoing shares is in lieu of the issuance of shares described in the Original SB Value Consulting Agreement. In addition, for the Phase II Consulting Services, the Company shall (I) pay SB Value

$20,000 per month in cash during the Phase II Consulting Period, (II) reimburse SB Value up to $20,000 per month during the Phase II Consulting Period for the base salaries and benefits of the two Seconded SBV Employees, and (III) make incentive cash payments to SB Value with respect to specific tasks performed by the Seconded SBV Employees and in amounts agreed upon in good faith by the Company and SB Value. In addition, the Company will reimburse SB Value for all of its reasonable out-of-pocket expenses incurred by or on behalf of SB Value in connection with the SB Value Consulting Agreement.
Under the SB Value Consulting Agreement, SB Value agrees that it will not, and its affiliates will not, transfer without the prior written consent of the Company (i) any of the SBV Shares until the later of (a) December 31, 2027 or (b) the expiration or termination of the Phase II Consulting Period, and (ii) any of the Current SBV Shares until the expiration or termination of the Phase II Consulting Period (each date, as applicable, the “Permitted Share Transfer Date”). For a one-year period following the applicable Permitted Share Transfer Date, the Company has the right to purchase any of the SBV Shares or the Current SBV Shares (the “Offered Shares”) that SB Value or its affiliate desire to transfer, as described in a written notice to the Company. Following delivery of a transfer notice, the Company will have ten business days to notify SB Value of its intention to purchase for cash all of the Offered Shares identified in such notice at a price equal to the 10-day volume weighted average closing price immediately preceding the delivery of the notice. The Company may assign its repurchase rights to an affiliate of the Company or, with the prior written consent of SB Value (which shall not be unreasonably withheld), to any third party. These restrictions shall not apply to any proposed transfers of the Common Stock in connection with any “Extraordinary Transaction” (as defined in the SB Value Consulting Agreement) and any proposed transfers of the Common Stock at any time that SB Value owns less than 5.0% of the Company’s then outstanding shares of the Common Stock.
The SB Value Consulting Agreement will remain in effect until the earlier of January 6, 2030, or the termination of the SB Value Cooperation Agreement (such date, the “Termination Date”). Either party may terminate the Agreement in the event of an uncured material breach of the Agreement by the other Party. The term of the Agreement may be extended at any time by mutual written agreement of the parties, with the Termination Date being extended for a corresponding timeframe.
Review, Approval or Ratification of Transactions with Related Persons
Our audit committee charter requires that the audit committee approve all related party transactions other than routine deposit relationships and loans that otherwise comply with federal regulations. ASRV also reviews the independence of directors semi-annually. During this process, related party transactions are disclosed to all board members.

OTHER MATTERS
The Board knows of no other matters to be presented at the annual meeting. If, however, any other business should properly come before the annual meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.
HOUSEHOLDING
The Company is permitted by SEC regulations to deliver a single Special Report or proxy statement to any household at which two or more registered shareholders have the same last name and address, unless the Company has received instructions to the contrary from one or more of the shareholders. This is known as “householding” and is intended to save the cost of delivering multiple duplicate copies of the proxy materials to the same address. The Company will continue to include a separate proxy card for each registered shareholder account.
The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. The shareholder should send a written request to AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, or call us at (717) 225-2719, if the shareholder (1) wishes to receive a separate copy of the proxy statement for the Annual Meeting; (2) wishes to receive separate copies of the proxy statements for future annual or special meetings of shareholders; or (3) is sharing an address and wishes to request delivery of a single copy of the proxy statements if the shareholder is now receiving multiple copies of proxy statements.
SHAREHOLDER COMMUNICATIONS
Shareholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to the Non-Executive Chairman of the Board, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with our audit committee in writing addressed to the Audit Committee Chair, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

SHAREHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS FOR NEXT ANNUAL MEETING
Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to the 2027 Annual Meeting in accordance with the rules of the SEC must submit such proposal in writing, addressed to: Non-Executive Chairperson of the Board of Directors, AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430 no later than February 8, 2027. In accordance with our Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in our proxy materials, must comply with the procedures specified in our Bylaws, including providing notice thereof in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2027 Annual Meeting is held within thirty days before or after July 23, 2027, this period will begin on March 25, 2027 and will end on April 24, 2027.
In accordance with our Bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the proceeding specified in the Bylaws, including providing proper notice of the nomination in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2027 Annual Meeting is held within thirty days before or after July 23, 2027, this period will begin on March 25, 2027, and will end on April 24, 2027. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 24, 2027. However, we note that the deadline provided for in Rule 14a-19 does not supersede any of the requirements or timing required by our Bylaws. If the date of the 2027 Annual Meeting is more than thirty days before or after the anniversary of the date of the Annual Meeting, then such written notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2027 Annual Meeting is first made by the Company and (y) the date which is sixty days prior to the date of the 2027 Annual Meeting.
Our Bylaws also provide that, under certain circumstances, a shareholder or group of shareholders may include director candidates that they have nominated in the proxy materials for our annual meetings. These proxy access provisions of our Bylaws provide, among other things, that a shareholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding shares continuously for at least three years, may nominate, and include in our proxy materials for an annual meeting, two individuals to serve as directors or 20% of the Board, whichever is greater. The nominating shareholder or group of shareholders also must deliver the information required by, and each nominee must meet the qualifications required by, our Bylaws. Requests to include shareholder-nominated candidates in the Company’s proxy materials for the 2027 Annual Meeting of Shareholders must be received at the address above, not later than 120 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting. Assuming the 2027 Annual Meeting is held within thirty days before or after July 23, 2027, this period will begin on February 23, 2027, and will end on March 25, 2027. We advise you to review our Bylaws, which contain these and other requirements with respect to advance notice of shareholder proposals and director nominations and proxy access nominations, including certain information that must be included concerning the shareholder and each proposal and nominee. Failure to comply with the requirements, procedures and deadlines in our Bylaws may preclude presentation and consideration of the matter or nomination of the applicable candidate for election at the 2027 Annual Meeting of Stockholders. Our Bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, and can be viewed by visiting our investor relations website at https://investors.ameriserv.com/financials/annual-reports/default.aspx. You may also obtain a copy by writing to our Corporate Secretary at our principal executive office (AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430).
We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that we solicit to vote in accordance with their best judgment on any such shareholder proposal or nomination.

By Order of the Board of Directors:

Sharon M. Callihan Corporate Secretary

June 8, 2026

AMERISERV FINANCIAL, INC.
216 FRANKLIN STREET
P.O. BOX 430
JOHNSTOWN, PA 15907

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 22, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASRV2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 22, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMERISERV FINANCIAL, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96691-P53542

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERISERV FINANCIAL, INC.

IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED IN FAVOR of Matters No. 1, No. 2 and No. 3.

The Board of Directors recommends you vote FOR the following:

1. The Election of three Class I Directors to serve until 2029 (Matter No.1)

Nominees:

	For	Against	Abstain
1a. Richard W. Bloomingdale	☐	☐	☐
1b. David J. Hickton	☐	☐	☐
1c. Daniel A. Onorato	☐	☐	☐

The Board of Directors recommends you vote FOR Matter No 2.

The Board of Directors recommends you vote FOR Matter No 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

Please sign, date and return your proxy card promptly in the enclosed addressed envelope.

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., you should indicate your full title. If stock is in joint names each joint owner should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V96692-P53542

PROXY CARD
AMERISERV FINANCIAL, INC.
2026 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder(s) of AMERISERV FINANCIAL, INC., Johnstown, Pennsylvania do(es) hereby appoint Jeffrey A. Stopko and David A.Finui, or any one of them, my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Company standing in my (our) name(s) on its books on May 8, 2026, at the Annual Meeting of its Shareholders to be held virtually on Thursday, July 23, 2026, at 1:30 PM Eastern Time, or any adjournment(s) thereof, as follows on the reverse side.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE COMPANY'S NOMINEES ON MATTER NO. 1, “FOR” MATTER NO. 2 AND “FOR” MATTER NO. 3, USING THE PROXY CARD.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON EACH MATTER. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE ANNUAL MEETING, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14a-4(c).

This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of said Company.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your vote is important. Please vote immediately.